UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1: Report to Shareholders

Parnassus Funds Semiannual Report

June 30, 2021

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Semiannual Report • 2021

August 6, 2021

Dear Shareholder,

The second quarter saw stocks continue their upward trend, with all major indexes posting strong returns. For the first six months of the year, the S&P 500, the Russell Midcap and the Russell Midcap Growth Indexes gained 15.25%, 16.25% and 10.44%, respectively. These are fantastic results for just six months. The main catalyst for the stock market’s strength has been optimism about the economy’s continued recovery from the damaging effects of the pandemic. An accommodative Federal Reserve and historically high deficit spending have also stoked investors’ appetite for risk.

Our equity funds have been a mixed bag so far this year, based on performance relative to their benchmarks. On the positive side, our large cap funds have either kept up with the S&P 500 or handily outpaced it. Specifically, our flagship offering, the Parnassus Core Equity Fund – Investor Shares, is up 15.04% year-to-date, and our large cap value fund, the Parnassus Endeavor Fund – Investor Shares, is up a whopping 26.21%. While our two mid-cap funds have had great year-to-date returns in absolute terms, they both lag their respective indexes. I’m confident that the portfolio managers of these funds will turn things around soon based on their long-term track records. The Parnassus Fixed Income Fund – Investor Shares, our lone bond offering, finished the first half within striking distance of its benchmark, after returning a solid 2.52% for the quarter, which was 0.69% better than the Barclays Aggregate Index. Please see the following pages for more detailed information regarding each Fund’s performance and the risks associated with investing in the Funds.

Long-Term Succession Solution

On July 6, Parnassus Investments and Affiliated Managers Group (AMG) announced a definitive agreement to form a new partnership. Upon the closing of the transaction, our founder, Jerome Dodson, and his family will no longer retain any ownership in Parnassus. Certain employees of the firm, including all portfolio managers, will receive long-term incentives in the form of equity ownership. These incentives are meant to encourage our key investment personnel to serve Parnassus Funds shareholders for many years to come.

I’m delighted that we found a long-term succession solution that not only addressed the Dodson family’s desire to transition out of the company, but also included economic incentives to help retain our key investment team leaders. Also important is that AMG will not impose any changes to how Parnassus operates, so you will see no differences in the investment approach or shareholder servicing as a result of this partnership.

This partnership with AMG is a great outcome for Parnassus Fund shareholders and the firm’s employees. We are all excited to close the transaction, but we can’t do it without your help. My fellow Parnassus Funds Trustees and I voted unanimously to approve the new partnership with AMG. The next step is for you to vote on the transaction. Please keep an eye out for your ballot. When you receive it, please vote right away, so we can begin the next chapter in the Parnassus story.

Semiannual Report • 2021

New Hires

We added three employees to our team during the second quarter. Hayden Turner is an associate on the Institutional Relations team, where he is responsible for managing relationships with banks, broker dealers, asset owners and consultants. Before joining Parnassus, Mr. Turner was a member of the institutional business development team at PIMCO, where he supported account management teams in both the U.S. and abroad. Mr. Turner earned a bachelor’s degree in business administration with an emphasis in finance from Chapman University. In his free time, Hayden enjoys traveling, skiing and going to the beach.

Nicole Kucewicz joined Parnassus as a consultant in March and was hired as a full-time investment writer in May. Nicole’s background in financial services spans various marketing-related positions at Allianz Global Investors and Fisher Investments. Nicole earned a double bachelor’s degree in political science and liberal arts from Colorado State University. Outside of work, Nicole enjoys CrossFit, various outdoor activities and cooking.

Michael Beck joined the investment team as a Senior Research Analyst. Prior to interning with Parnassus last summer, he worked for Opes Advisors and BNY Mellon. Michael holds the Chartered Financial Analyst (CFA) designation, and he earned an MBA from the UC Berkeley, Haas School of Business, and a bachelor’s degree in mechanical engineering from the University of California, Los Angeles. Michael grew up in Southern California and enjoys basketball, skiing and visiting the beach.

Interns

We have seven interns helping on the investment team this summer. Anu Gupta is an MBA candidate at the Wharton School at the University of Pennsylvania. Previously, Anu worked as a research analyst at Mellon, a Boston-based investment manager, where she covered consumer staples and tech hardware stocks. She graduated with a bachelor of science in economics from The Wharton School at the University of Pennsylvania. Anu grew up in Hong Kong and Boston and enjoys food documentaries, murder mystery novels and rooting for the New England Patriots.

Ben Whitesell is studying business at Michigan State University, where he is the head of education for both the Finance Association and the Alternative Investment Group. Previously, Ben interned at Prudential Financial in the fixed income strategy group and MERS, the Municipal Employees’ Retirement System of Michigan, as an investment analyst. In his free time, Ben enjoys playing hockey, fishing and skiing.

Craig Larkin is pursuing an economics degree from the University of California, Los Angeles. Craig has served as the Vice President of Education for Bruin Value Investing during the past two years, and recently interned at Almitas Capital, a hedge fund in Santa Monica. In his free time, he enjoys skiing, rock climbing and mountain biking.

Joey Fitzgerald is pursuing a dual degree in finance and environmental studies at Tulane University through the Altman Program in International Studies and Business. He previously

Semiannual Report • 2021

worked as an ESG Equity Analyst Intern at CIBC Private Wealth. He enjoys exploring the outdoors, playing sports and watching movies in his free time.

John Bogle is an MBA candidate at The Wharton School at the University of Pennsylvania. Previously, John worked as a Quantitative Equity Research Associate at MFS Investment Management in Boston. John graduated with a degree in economics and certificates (minors) in computer science and finance from Princeton University. John grew up in the Boston area and is an avid fan of basketball and crossword puzzles. He is also a CFA charter holder.

Sydnie Kong is a senior in the World Bachelor in Business program, pursuing three business degrees from the University of Southern California, the Hong Kong University of Science and Technology, and Bocconi University. She previously interned at Alaya Consulting, an ESG advisory firm in Hong Kong. Outside of work, Sydnie enjoys hiking, figure skating and playing the piano.

Christopher Sznip is our ESG research analyst for the summer. While he grew up in Colorado, Christopher attended the Groton School on the East Coast before pursuing an economics degree at Colorado College. For the coming year, he will be participating in the General Course at the London School of Economics. Previously, Christopher worked for Braddock Financials’ fixed income fund in Denver as well as G2M Insights, a boutique consulting firm. In his free time, he enjoys the outdoors, Formula 1, fantasy football and watching movies.

Thank you all for investing with the Parnassus Funds.

Sincerely,

Benjamin E. Allen

President and CEO

Shareholder Meeting Information

This letter is not a solicitation of a proxy from any shareholder of the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Growth Fund or the Parnassus Fixed Income Fund. The Funds have filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (SEC) in connection with the special meetings of shareholders to approve new investment advisory agreements and elect seven trustees. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Funds’ shareholders to approve the new investment advisory agreements and elect trustees, including, without limitation, the Funds and Parnassus Investments, and a description of the participants’ direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement. Shareholders may obtain a free copy of the definitive proxy statement and proxy cards and other documents filed by the

Semiannual Report • 2021

participants with the SEC at the SEC’s web site at www.sec.gov. The definitive proxy statement and other related SEC documents filed by the participants with the SEC may also be obtained free of charge from the Funds by calling (888) 541-9895. Shareholders are urged to read the definitive proxy statement and proxy cards when they become available, because they will contain important information about the Funds, the participants, the new investment advisory agreements, the nominees, and related matters.

Semiannual Report • 2021

Parnassus Core Equity Fund

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of June 30, 2021, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares was $61.61. After taking dividends into account, the total return for the second quarter was a gain of 7.39%. This compares to a total return of 8.55% for the S&P 500 Index (“S&P 500”) and a gain of 5.76% for the Lipper Equity Income Funds Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”). Year to date, the Parnassus Core Equity Fund – Investor Shares posted a gain of 15.04% versus a return of 15.25% for the S&P 500 and a gain of 15.53% for the Lipper average.

Below is a table that summarizes the performance of the Parnassus Core Equity Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods. We are pleased to report that the Fund outperformed the S&P 500 and the Lipper average for all time periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Core Equity Fund — Investor Shares	42.35	21.11	17.77	15.07	0.84	0.84

Parnassus Core Equity Fund —Institutional Shares	42.64	21.38	18.02	15.30	0.62	0.62

S&P 500 Index	40.79	18.67	17.65	14.84	NA	NA

Lipper Equity Income Funds Average	38.61	12.15	11.60	10.66	NA	NA

The average annual total return for the Parnassus Core Equity Fund – Institutional Shares from commencement (April 28, 2006) was 12.28%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2021, Parnassus Investments has contractually agreed to limit total operating expenses to 0.84% of net assets for the Parnassus Core Equity Fund – Investor Shares and to 0.62% of net assets for the Parnassus Core Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2022, and may be continued indefinitely by the Adviser on a year-to-year basis.

Second Quarter Review

The Parnassus Core Equity Fund – Investor Shares earned a return of 15.04% during the first half of 2021, slightly less than the 15.25% return for the S&P 500. The first half of the year was highlighted by soaring economic growth and the stock market hitting all-time highs. During the second quarter, the Fund returned 7.39% versus the S&P 500’s gain of 8.55%. Stock selection, as opposed to sector allocations, subtracted 88 basis points during the second quarter, accounting for most of the underperformance. (One basis point is 1/100th of one percent.)

The Fund’s top three detractors were led by Fiserv, the payments and financial technology provider. The stock trimmed the Fund’s return by 27 basis points, as it returned -10.2%.* Investors were hoping for clearer signs of Fiserv’s business accelerating as the global economy reopens. We believe the company is executing well and showing strong sales momentum and operating discipline, while making the appropriate investments in innovation. The shares continue to trade at an attractive price that should reward patient shareholders.

Farm equipment provider John Deere was our second largest detractor. While Deere delivered yet another strong earnings quarter with many positive long-term drivers, the stock trimmed the Fund’s return by 21 basis points, as it returned -5.5%. Despite the company’s impressive execution, the stock fell along with agricultural commodity prices. While commodity prices may have taken a breather after a big run, we believe the long-term future for Deere remains bright due to its market-leading position and continuous innovation, which drive significant pricing power.

*For this report, we quote total return to the portfolio, which includes price change and dividends.

Semiannual Report • 2021

Semiconductor manufacturer Intel returned -11.8% and subtracted 13 basis points from the Fund’s return. The company delivered better-than-expected results overall, but showed weakness in its datacenter segment, a key area of investor scrutiny. Intel is a turnaround story, and there may be bumps along the road. We believe the assets the company has amassed over decades of innovation present significant optionality that should eventually benefit the stock at these levels.

The Fund’s top three winners were headlined by NVIDIA, a leading provider of advanced computer chips, which added 99 basis points to the Fund’s return, with a 49.9% gain. The company’s pace of innovation is accelerating at a time when its solutions are becoming increasingly important to the digital economy. NVIDIA’s strong results and forward guidance are supported by favorable trends in gaming, datacenter servers and, most recently, cryptocurrency mining. Lastly, the company is making progress on closing its acquisition of Arm, a strategic asset in the semiconductor ecosystem.

Microsoft returned 15.2%, contributing 84 basis points to the Fund’s return. The company continues to execute well across its business segments, especially Azure, which is gaining share and delivering against high expectations. Microsoft also agreed to acquire Nuance Communications, a provider of heath care software that is built on Azure, adding yet another driver of future growth.

Danaher, a large-cap life sciences tools company, returned 19.3% and contributed 70 basis points to the Fund’s performance. Danaher shares moved higher throughout the quarter as its core biopharma and industrial end-markets rebounded faster than expected. The company also announced an exciting deal, using the cash generated from COVID-19 testing and vaccine production to double-down on the business’s widest moat and fastest-growing end-market: bioprocessing. The announcement of the Aldevron acquisition on June 17 caused the stock to rally, as this partnership further accelerates Danaher’s organic growth and puts the company in a prime position to supply the advanced tools necessary to manufacture the upcoming wave of next-generation therapies.

Parnassus Core Equity Fund

As of June 30, 2021 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Semiannual Report • 2021

Top 10 Equity Holdings
(percentage of net assets)

Microsoft Corp.	6.2%

Alphabet Inc., Class A	4.8%

Danaher Corp.	4.1%

Comcast Corp., Class A	4.0%

CME Group Inc., Class A	4.0%

Deere & Co.	3.2%

S&P Global Inc.	3.2%

The Charles Schwab Corp.	3.2%

FedEx Corp.	3.1%

Becton Dickinson and Co.	3.0%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

U.S. GDP is expected to grow more than 10% during the second quarter, making it one of the strongest quarterly growth rates since 1978. However, most forecasts call for the pace of economic growth to slow in the third quarter and to decelerate over the next several quarters as the tailwinds from monetary and fiscal stimulus begin to wane.

The Federal Reserve will likely outline a rough timeline for reducing its $120 billion in monthly purchases of Treasuries and mortgage-backed securities. Meanwhile, the economic benefit of the roughly $5 trillion in government support provided since the onset of the pandemic is also peaking. As a result, we feel that many of the current inflationary pressures may prove to be transitory, as unsustainable economic drivers begin to fade and some of the current supply-chain issues causing shortages correct themselves.

As economic growth begins to slow, investors may need to recalibrate their elevated earnings expectations for many companies. These types of transitions can often result in increased volatility and a heightened chance of a stock market correction.

We believe the Fund is well positioned, as our focus on high-quality companies with secular growth drivers and lower cyclicality will likely outperform as overall economic growth slows. However, unprecedented economic and social disruption has been met with an unprecedented amount of government intervention, so the range of economic outcomes remains wide. As such, we continue to prefer companies like Microsoft, Danaher and Comcast that add both offensive and defensive characteristics to the Fund.

Moving to the portfolio, this quarter we sold our position in Amazon. During the pandemic, Amazon’s stock did very well, as the company shipped essential goods and groceries to consumers. The challenges of operating during the pandemic, however, fell on Amazon’s workers. Amazon did compensate them with increased wages and bonuses and invested billions of dollars in personal protective equipment (PPE), testing, and sanitation, but workplace and working conditions have nevertheless persisted as major concerns. We decided to sell Amazon, as the labor concerns, especially after the Bessemer union vote, created higher risk for the company. We feel that our capital can be better deployed elsewhere in companies with similar drivers that we already own, like Microsoft and Alphabet (the parent company of Google), and our newest position, Nike.

Nike is a unique retail company, with growing businesses in a number of attractive product categories. They also boast an incredibly valuable set of brands and robust global distribution assets and supply chains. We believe that Nike has a long runway for growth, both internationally and through its higher-margin online and direct-to-consumer business. Earlier this quarter, we had the opportunity to buy Nike at a discount, due primarily to an ongoing boycott in China that we expect to be resolved.

Moving next to our sector positioning, the Fund’s largest sector exposure remains information technology, which we are slightly overweight relative to the benchmark. We have a long-term view that companies such as Microsoft, NVIDIA, Mastercard, Applied Materials, Texas Instruments and Adobe represent increasingly essential and valuable building blocks in the global economy. That said, there are widespread reports about shortages in the chip sector. While that news validates the importance of these companies to the global economy, it could also indicate that we’re nearing a cyclical peak. As a result, we continued to trim our exposure to semiconductors, and technology overall, to more modestly overweight positions.

Semiannual Report • 2021

The Fund remains overweight the industrials sector, headlined by John Deere, FedEx and water infrastructure companies Pentair and Xylem. This sector offers the portfolio participation in the economic building blocks of agriculture, logistics and water infrastructure.

The Fund remains overweight high-quality consumer staples companies such as Procter & Gamble and snack-food manufacturer Mondelez. We are attracted to the defensive characteristics of these businesses, as well as their exposure to faster-growing emerging markets. We remain overweight the real estate sector, headlined by American Tower, the largest global owner of cell phone towers. We’re excited about its secular growth prospects, which are driven by the rollout of 5G and the growing usage of mobile data.

We’re slightly overweight the materials sector, which consists solely of our investment in industrial gas manufacturer Linde. We also moved to an overweight position in communication services by adding to our Alphabet holdings.

The Fund is slightly underweight the financials sector, with a focus on businesses with high returns on capital that have secular growth drivers and minimal credit risk. The Fund owns CME Group, the leading global derivatives exchange; S&P Global, the premier financials database company; and Charles Schwab, the well-known brokerage and wealth management firm.

We remain underweight, in health care due to our limited exposure to the pharmaceutical sector. Within health care, our focus is on life sciences and medical devices, and we own wide-moat companies such as Danaher and Becton Dickinson. The Fund also remains underweight the consumer discretionary sector, after selling Amazon and initiating a modest position in Nike.

The Fund continues to maintain zero exposure to the energy sector due to our fossil fuel-free mandate. We also have no utility investments due to our concerns about climate change, increased regulations and the risk of asset impairment.

We are pleased that the Fund delivered a solid return for the first half of 2021. As always, we are honored to have your trust as we strive to continue delivering Principles and Performance®.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Semiannual Report • 2021

Parnassus Mid Cap Fund

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of June 30, 2021, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $44.54, so the total return for the quarter was a gain of 5.87%. This compares to a gain of 7.50% for the Russell Midcap Index (“Russell”) and a gain of 5.25% for the Lipper Mid-Cap Core Funds Average, which represents the average return of the mid-cap core funds followed by Lipper (“Lipper average”). For the first half of 2020, the Parnassus Mid Cap Fund - Investor Shares is up 9.22% compared to a gain of 16.25% for the Russell and a gain of 16.83% for the Lipper average.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund — Investor Shares	36.92	14.10	13.32	12.23	0.98	0.98

Parnassus Mid Cap Fund — Institutional Shares	37.20	14.36	13.57	12.39	0.76	0.75

Russell Midcap Index	49.80	16.45	15.62	13.24	NA	NA

Lipper Mid-Cap Core Funds Average	48.94	12.57	12.67	10.60	NA	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 12.12%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

The estimated impact of individual stocks on the Fund’s performance is provided by Fact Set.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2021, Parnassus Investments has contractually agreed to limit total operating expenses to 0.98% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2022, and may be continued indefinitely by the Adviser on a year-to-year basis.

Second Quarter Review

The Russell posted its fifth straight quarterly gain in the second quarter, capping a tremendous rally that has generated a 115% return since the pandemic-induced trough in March of 2020. The Russell’s year-to-date return is remarkable, as it’s one of the strongest in the past 20 years. Investor confidence in the “reopening trade” was supported by the central bank’s continued accommodative policy, robust fiscal stimulus and continued COVID-19 vaccine deployment and efficacy against emerging virus variants.

During the quarter, it was challenging for our higher-quality, lower-beta portfolio to keep up with the Russell. The Parnassus Mid Cap Fund – Investor Shares returned 5.87% during the second quarter, which captured 78% of the Russell’s 7.50% return. We’re pleased with the Fund’s absolute quarterly return but are disappointed that we fell behind the rocketing Russell. On a more positive note, the Fund beat its Lipper peers by 62 basis points during the quarter. (One basis point is 1/100th of one percent.)

The Fund’s performance during the quarter was almost exclusively the result of stock selection rather than sector allocation. The worst performer was SelectQuote, a direct-to-consumer insurance distribution platform that takes little-to-no capital risk. The stock subtracted 71 basis points from the Fund’s return, as its total return was negative 34.7%.* The shares slid after the company lowered its annual earnings guidance and disclosed that the retention rate of its 2019 Medicare Advantage cohort was lower than it expected. Despite the recent weakness, we believe SelectQuote is poised to benefit from the growth in Medicare enrollment and the shift toward virtual insurance sales. We added to our position on the weakness.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Semiannual Report • 2021

Hologic, a leading medical device manufacturer of mammography, surgical and diagnostics equipment, subtracted 32 basis points from the Fund’s performance, with a total return of negative 10.3%. While Hologic’s core diagnostics business met expectations, COVID-19 testing continued its decline, hurting both revenue growth and margins. We are optimistic that Hologic will allocate a portion of its COVID-19 testing profits into accretive higher-growth acquisitions and share repurchases which will result in excess returns. We also believe recent, robust placements of the company’s Panther automated assay system will fuel Hologic’s diagnostic segment testing revenue even without the COVID-19 catalyst. We took advantage of the recent weakness to add shares at a discounted valuation.

Grocery Outlet, the “off-price grocer,” delivered a total return of negative 6.0%, subtracting 16 basis points from the Fund’s performance. The stock fell after management disclosed a slight shortfall in the upcoming quarter’s same-store sales growth rate. The company experienced tough comparisons from a year ago, when same-store sales grew 17% through the first half of 2020 and customers consolidated shopping trips, favoring larger box retailers. We believe these headwinds are transitory and expect sentiment to improve. We’re also excited about the opportunity for Grocery Outlet to grow its store base at a double-digit clip and gain grocery share.

On the positive side, the largest contributor was Nuance Communications, a leading cloud-based voice and analytics software applications provider used by health care professionals and call centers. The stock added 75 basis points to the Fund’s return, as its total return was 24.8%. The shares jumped after the company announced an agreement to be acquired by Microsoft in an all-cash transaction valued at $19.7 billion, implying a 23% premium to the prior day’s closing price. The deal is expected to close by year-end.

Avantor, a life sciences tools company, returned 22.7% and contributed 46 basis points to the Fund’s performance. Avantor’s shares rose as its core biopharma and applied end-markets rebounded faster than expected. With excess profits from its COVID-19- related businesses, the company also announced two wide-moat acquisitions in the bioprocessing arena. Investor sentiment moved even higher after the FDA approved Biogen’s controversial Alzheimer’s therapy. This news is not only exciting for six million potential patients, but also for the bioprocessing industry, as Avantor supplies critical ingredients required to develop this new complex therapy.

Our third big winner was Republic Services, which added 41 basis points to the Fund’s performance, as the stock’s total return was 11.2%. The company reported better-than-expected earnings driven by increased volumes and strong margins from cost control initiatives. Management also raised its annual earnings outlook, as the company is expected to benefit from improved pricing across its business segments and higher volumes. We believe the company will further benefit from a high degree of revenue visibility resulting from its multi-year contracts, a robust pipeline of tuck-in deals and additional margin expansion.

Semiannual Report • 2021

Parnassus Mid Cap Fund

As of June 30, 2021

(percentage of net assets)

Top 10 Equity Holdings
(percentage of net assets)

Republic Services Inc.	4.2%

Hologic Inc.	3.4%

Trimble Inc.	3.1%

Jack Henry & Associates Inc.	3.0%

Cerner Corp.	2.9%

Burlington Stores Inc.	2.8%

Roper Technologies Inc.	2.8%

O’Reilly Automotive Inc.	2.8%

Teleflex Inc.	2.8%

Pentair plc	2.8%

Portfolio characteristics and holdings are subject to change periodically.

Strategy and Outlook

Five quarters past the market’s COVID-19-induced low, investor optimism continues full steam ahead, buoyed by the reopening of the domestic and world economies, corporate out performance and generous fiscal and monetary policy support. There’s a lot to be excited about, but we remain ever aware of a wide range of outcomes in our market outlook.

The Fund strives to participate robustly when times are good, like now, but one of our primary goals is to position the Fund to do well when times are tough. In the current environment, our attention is very much on the potential for Fed tapering, the inflation outlook, especially in the energy sector, margin headwinds from high input costs, China economic and foreign policy and virus vaccination and variant trends. We are also spending quite a bit of time considering the level of peak corporate performance and valuation. Regarding the latter, it’s noteworthy that the Russell is now trading just below its peak 20-year forward price-to-earnings multiple.

While our core style has recently been a bit out of favor as managers and retail investors have seesawed between growth and value, and meme stocks and quality and reopening trades, we are confident the Fund will hold its own over the long term. With this backdrop, our high-conviction, concentrated, high-quality, low-beta strategy seems especially relevant given the potential volatility ahead. We continue to manage the strategy for full market cycles and believe the best way to do this is to own companies with

Semiannual Report • 2021

increasing relevancy, significant competitive advantages, astute managers and solid ESG principles.

As a reflection of our bottom-up research process, the Fund is underweight in the more cyclical consumer discretionary, financials and materials sectors relative to the Russell, and has no exposure to the energy sector, per our fossil-fuel-free prospectus mandate. In contrast, we are slightly overweight in the information technology sector, health care, consumer staples, real estate and industrials sectors, owning to a combination of defensive and offensive high-quality companies that meet our rigorous process and, in our opinion, are positioned to offer good downside protection in the event of a market decline.

Following an active buying period in the first quarter, we bought only one new stock this quarter. We initiated a position in Broadridge Financial, a leading provider of investor communication services and third-party trade processing services. As the dominate player in proxy and interim investor communications for broker/dealers for more than 20 years, the company has significant cost advantages due to its significant scale and high switching costs with high client retention rates. We’re excited about the company’s long-term growth prospects as it benefits from a broader participation by retail investors, outsourcing of trade processing technology and margin expansion opportunities.

We exited five stocks in the second quarter, primarily due to excessive market cap and merger activity. We sold Kansas City Southern after the company announced that it would be acquired. We’re sorry to lose such a high-quality name, but believe the arbitration-related upside isn’t enough to maintain our position. We also sold our remaining shares of Maxim Integration due to its pending merger with Analog Device Integrated. We exited Autodesk, a leading provider of design software. We bought the stock after the steep market decline of early 2020, and its subsequent 91% gain from our average cost, along with its market capitalization rise to over $66 billion, provoked our sell. Similar to Autodesk, we sold FedEx, as the company’s market capitalization sky-rocketed to over $80 billion, and it no longer fits with our mid cap mandate. Finally, we sold MDU Resources, a conglomerate of construction materials, construction services, utility and pipeline businesses. While the company has benefited recently from robust demand in its construction businesses, we believe the stock is fully valued and will likely remain at a discount to its peers due to its conglomerate structure and the slow adoption of renewables by its utility business.

Despite our underperformance this past quarter, we’re confident that our investment process will lead to strong risk-adjusted returns over the full market cycle. Our portfolio holdings have strong business prospects and attractive risk-reward profiles based on our long-term investment horizon.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Semiannual Report • 2021

Parnassus Endeavor Fund

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of June 30, 2021, the net asset value (“NAV”) of the Parnassus Endeavor Fund – Investor Shares was $60.97, so the total return for the quarter was 8.01%. This compares to a gain of 8.55% for the S&P 500 Index (“S&P 500”) and 5.61% for the Lipper Multi-Cap Value Funds Average, which represents the average return of the multi-cap value funds followed by Lipper (“Lipper average”). The Fund lagged the S&P 500, but beat our Lipper peers by over 200 basis points. (One basis point is 1/100th of one percent.) Longer-term, the Parnassus Endeavor Fund is well ahead of both benchmarks for all time periods (one-, three-, five- and ten-year periods). See the table below for the details.

Parnassus Endeavor Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Endeavor Fund – Investor Shares	74.28	23.22	21.48	17.53	0.94	0.94

Parnassus Endeavor Fund – Institutional Shares	74.59	23.51	21.74	17.69	0.73	0.71

S&P 500 Index	40.79	18.67	17.65	14.84	NA	NA

Lipper Multi-Cap Value Funds Average	47.78	11.74	12.34	10.73	NA	NA

The average annual total return for the Parnassus Endeavor Fund – Institutional Shares from commencement (April 30, 2015) was 17.65%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2021, Parnassus Investments has contractually agreed to limit total operating expenses to 0.94% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.71% of net assets for the Parnassus Endeavor Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2022, and may be continued indefinitely by the Adviser on a year-to-year basis.

Second Quarter Review

Three companies each reduced the Fund’s return by more than 10 basis points, while three companies each increased the Fund’s return by 60 basis points or more.

Semiconductor manufacturer Intel was the Fund’s biggest detractor this quarter. It cut 53 basis points from the Fund’s return, as its stock sank from $64.00 to $56.14, for a total return of negative 11.8%.* The company delivered better-than-expected results overall, but showed weakness in their datacenter segment, which is a key area of scrutiny. Intel is a turnaround story that will take multiple quarters. We believe the new CEO and the assets the company has amassed over decades of innovation present significant options that should eventually benefit the stock at these levels.

Memory-chip maker Micron subtracted 29 basis points from the Fund, as its stock fell from $88.21 to $84.98, for a total return of negative 3.7%. Pricing and demand for memory remained strong across all key markets, but Micron’s stock underperformed due to expectations for slowing volume growth and higher costs from more advanced and expensive chips. We continue to believe in the long-term technology trends across all sectors such as enterprise, mobile, data centers, and auto that drive demand for Micron’s memory chips.

Apparel manufacturer Hanesbrands subtracted 13 basis points from the Fund’s return, as its stock slipped from $19.67 to $18.67, for a total return of negative 4.4%. Despite strong innerwear and activewear sales during the first quarter, management tempered its earnings expectations for the remainder of the year, reflecting higher incremental brand

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Semiannual Report • 2021

investments and the exit of its European innerwear business. Management also provided more details on its new strategy, which is directed towards a more streamlined and performance-driven company. This includes reducing product assortment, exiting underperforming businesses, and embracing a more consumer-centric approach.

Our biggest winner was Capital One Financial. It contributed 67 basis points to the Fund’s return, as the stock jumped from $127.23 to $154.69, for a total return of 21.9%. Capital One is best known for its credit card business, but it offers a wide range of financial products and services to consumers, small businesses, and commercial customers. The stock soared after the company posted its third consecutive quarter of record profits, driven by the exceptionally strong credit profile of its customer base. A combination of government stimulus, loan forbearance, and fewer opportunities to spend doubled savings rates for the average consumer, benefitting Capital One by nearly eliminating bad debt.

Biopharmaceutical company Biogen added 61 basis points to the Fund’s return, as its stock surged from $279.75 to $346.27, for a total return of 23.8%. Biogen develops drugs that treat neurological and neurogenerative disease, including multiple sclerosis and spinal muscular atrophy. The stock soared 40% after the FDA approved Biogen’s experimental Alzheimer’s treatment. More than one hundred other Alzheimer’s drugs have failed in clinical trials over the past 20 years, so the decision is as historic as it is controversial. Investors cheered the breakthrough, which offered new hope to patients and opened a large new frontier for the company.

Credit card issuer Discover Financial increased the Fund’s return by 60 basis points, as its stock leapt from $94.99 to $118.29, for a total return of 25.0%. Discover is a digital bank and payment services company. It offers a variety of consumer banking products and operates one of the largest payment networks. Like Capital One, Discover benefitted from an extremely favorable consumer credit environment. The company’s charge-off rates were significantly below pre-pandemic levels and remained low month after month. Lower credit losses, combined with higher efficiency and cost controls at the company, resulted in explosive profits for investors.

Parnassus Endeavor Fund

As of June 30, 2021

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Semiannual Report • 2021

Top 10 Equity Holdings
(percentage of net assets)

The Charles Schwab Corp.	4.4%

Verizon Communications Inc.	3.9%

Intel Corp.	3.4%

Cisco Systems Inc.	3.2%

Biogen Inc.	3.2%

FedEx Corp.	3.1%

Western Digital Corp.	3.0%

Agilent Technologies Inc.	3.0%

Hanesbrands Inc.	2.8%

Gilead Sciences Inc.	2.7%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

In the second quarter, the stock market posted gains that exceeded those achieved in the first quarter of the year. This acceleration of returns shows just how powerful the U.S. economic recovery has been coming out of the COVID-19 pandemic. The rise in stock prices has also been remarkably steady. Only reports of higher-than-expected inflation and fears of an early hike in interest rates perturbed markets. By the end of June, investors had all but forgotten these worries, and stocks continued their march to all-time highs.

There is a flip side, however, to ever-increasing stock prices. One concern today is that both stocks and bonds appear overvalued based on historical norms. Smoothly ascending markets also invite investor complacency. Vivid imaginations are required to grasp the potential of some of the market’s highest-flying darlings.

How should one pick stocks in this environment? One very common approach is to go with the flow, or basically buy expensive stocks with captivating stories in the hope that one can sell those stock with an even better story at a higher price. Conversely, one can go against the tide, doing the difficult work of buying undervalued stocks and generating returns by selling them at a fair price. The Parnassus Endeavor Fund unquestionably embraces this latter philosophy. Our job is to construct a portfolio of high-quality and socially responsible companies trading at discounted prices. The Fund’s exceptional performance over multiple market cycles has been the investor’s reward.

The Fund made new investments in the period. Simon Property Group operates premium malls and outlets that are poised to benefit from renewed tourism and the retail relief boom. Becton Dickinson is a medical technology company that provides equipment and supplies critical to the increase in elective health care procedures. Vertex Pharmaceuticals is the market leader in cystic fibrosis therapies. These companies stand out not only on the merits of their business fundamentals, but also for their undervaluation relative to the broader stock market.

We are bottom-up fundamental stock pickers, but equally, I monitor and manage risk at the portfolio level. I am happy to report that tracking error for the Fund has been cut in half compared to the end of 2020. This means the Fund should provide substantially more consistency versus the benchmark going forward, with the goal of improving risk-adjusted returns.

Thank you for your investment in the Parnassus Endeavor Fund.

Yours truly,

Billy Hwan

Portfolio Manager

Semiannual Report • 2021

Parnassus Mid Cap Growth Fund

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of June 30, 2021, the net asset value (“NAV”) of the Parnassus Mid Cap Growth Fund – Investor Shares was $66.12, resulting in a gain of 6.66% for the second quarter. This compares to an increase of 11.07% for the Russell Midcap Growth Index (“Russell Midcap Growth”) and a 9.50% increase for the Lipper Multi-Cap Growth Funds Average, which represents the average multi-cap growth funds followed by Lipper (“Lipper average”).

Below is a table that summarizes the performance of the Parnassus Mid Cap Growth Fund, Russell Midcap Growth, S&P 500 and Lipper average. We completed the transition to a mid cap growth strategy on May 15, 2020, so we’re keeping the S&P 500, our old index, in the table for historical context. The returns are for the one-, three-, five- and ten-year periods ended June 30, 2021.

Parnassus Mid Cap Growth Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Growth Fund – Investor Shares	36.99	18.46	16.78	14.67	0.83	0.83

Parnassus Mid Cap Growth Fund – Institutional Shares	37.22	18.64	16.95	14.77	0.68	0.68

Russell Midcap Growth Index	43.77	22.39	20.53	15.13	NA	NA

S&P 500 Index	40.79	18.67	17.65	14.84	NA	NA

Lipper Multi-Cap Growth Funds Average	43.32	23.32	22.16	15.72	NA	NA

The average annual total return for the Parnassus Mid Cap Growth Fund – Institutional Shares from commencement (April 30, 2015) was 12.80%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Mid Cap Growth and S&P 500 are unmanaged indexes of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2021, Parnassus Investments has contractually agreed to limit total operating expenses to 0.83% of net assets for the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of net assets for the Parnassus Mid Cap Growth Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2022, and may be continued indefinitely by the Adviser on a year-to-year basis. Prior to May 1, 2021, the benchmark for the Parnassus Mid Cap Growth Fund (formerly known as the Parnassus Fund) was the S&P 500 Index.

Second Quarter Review

The Parnassus Mid Cap Growth Fund - Investor Shares rose 6.66% in the second quarter, trailing the 11.07% rise of the Russell Midcap Growth. After a brief intra-quarter swoon, the index rebounded to hit an all-time high. Our Fund trailed as companies that are growing quickly, but are unprofitable and expensive, led the way higher this quarter. While sector allocation was a minor drag on our performance this quarter, stock selection accounted for most of the underperformance. This was a disappointing quarter for our Fund, following a strong first quarter. While the Fund is now trailing the Russell Midcap Growth for the year, we believe that our diversified portfolio of economically resilient businesses with expanding moats, increasing relevancy and positive environmental, social and governance characteristics should outperform the index over the long-term.

Our worst performer was insurance broker SelectQuote, as its shares fell 34.7%* and cut the Fund’s performance by 68 basis points. (One basis point is 1/100th of one percent.) SelectQuote’s shares stumbled after the company lowered its annual earnings guidance and stated that the retention rate of its 2019 Medicare Advantage cohort was lower than it had previously expected. We’re disappointed in the guidance cut, but we believe that management has now tweaked its strategy to improve retention. With the secular tailwind of an aging population of tech-savvy consumers behind it, we believe SelectQuote’s independent, full-service and remote brokerage offerings should generate strong growth for years to come. We added to our position on the weakness.

Silvergate Capital was our biggest winner last quarter, and it gave back some of those gains this

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Semiannual Report • 2021

quarter. The shares dropped by 20.3%, lowering the Fund’s return by 38 basis points. The stock fell along with the prices of digital assets like bitcoin, as investors worried that Silvergate’s customer deposits and transfer activity on its real-time payments network could fall, too. Nonetheless, during the quarter, Silvergate announced that it will be the exclusive issuer of Diem, the stablecoin project backed by Facebook, Shopify and many others. We believe that Diem has the potential to be transformational to Silvergate’s earnings, and we expect many more partnerships and new product offerings as the digital asset ecosystem evolves.

nCino, a bank software provider, reduced the Fund’s return by 38 basis points as the stock declined 25.4% to our average selling price during the quarter. The stock fell as investors worried that its revenue growth could decelerate this year. We sold nCino and redeployed the proceeds into Guidewire, a software provider for insurers, which we believe offers a better risk-reward profile.

Moving on to happier subjects, our best-performing stock during the quarter was IDEXX Laboratories, the leading pet diagnostics company. IDEXX contributed 94 basis points to the Fund’s return, as the stock rose 29.1%. IDEXX reported quarterly earnings that were well above expectations and increased its guidance for the full year. IDEXX is a COVID-19 beneficiary and a market leader that expects to maintain its business at the new, higher level going forward. Over the past year, many of us welcomed new pets or spent more time with our current pets, which has led to a greater focus on pet well-being. Vet diagnostics usage continues to increase, and as the innovation leader in the pet diagnostics market, IDEXX is very well positioned.

Pool distributor Pool Corp. added 92 basis points to the Fund’s return, as its stock jumped 33.1%. Pool Corp. reported an outstanding quarter, highlighted by 51% organic sales growth and a 30% increase to its annual earnings guidance. Similar to IDEXX, Pool Corp. is a COVID-19 beneficiary, as we all spent more time at home over the past year and many people invested in new pools or upgraded their existing ones. The company is showing no signs of slowing down, as demand remains high and management is executing with precision on its opportunity to gain market share and build on its leadership position in a fragmented industry.

Illumina, the largest provider of gene sequencing instruments and related consumables, boosted the Fund’s return by 76 basis points, as its shares climbed 23.2%. After a challenging 2020 due to COVID-19 lockdowns, both clinical and research customers now exceed pre-COVID-19 levels, as Illumina’s business has rebounded with tremendous momentum. The company has also established a durable and growing COVID-19 surveillance business, which should help countries around the world fight future COVID-19 outbreaks.

Semiannual Report • 2021

Parnassus Mid Cap Growth Fund

As of June 30, 2021

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Equity Holdings
(percentage of net assets)

Agilent Technologies Inc.	4.1%

IDEXX Laboratories Inc.	3.9%

Synopsys Inc.	3.7%

Illumina Inc.	3.6%

Burlington Stores Inc.	3.6%

Cadence Design Systems Inc.	3.6%

Pool Corp.	3.6%

O’Reilly Automotive Inc.	3.2%

Old Dominion Freight Lines Inc.	3.2%

Western Digital Corp.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The Russell Midcap Growth Index roared back from a greater than 9% intra-quarter drop from late April to early May to generate an impressive 11.07% gain and end the quarter pushing new all-time highs. That was the second time this year that the index fell by more than 9%, but both times the index came back with a vengeance. The recent large swings in growth stocks reflects the cross currents presently in the market.

On the one hand, as the country has re-opened from COVID-19 lockdowns, economic growth has been robust. After being stuck at home for a year, and with millions of Americans receiving stimulus checks, the American consumer is mentally ready and monetarily able to spend. According to estimates from Moody’s, U.S. households have stockpiled more than $2 trillion in additional savings since the pandemic began. With consumer spending accounting for roughly two-thirds of U.S. GDP, the economy could remain strong for longer than analysts currently expect. In this scenario, the premium associated with growth stocks would likely fall as investors rotate into more economically sensitive companies.

On the other hand, U.S. GDP growth is expected to peak in the second quarter, and then decelerate as government stimulus programs end. We’re also seeing inflation run higher-than-expected; at its June meeting, the Federal Reserve raised its inflation expectation for 2021 to 3.4%, a full percentage point higher than its last projection in March. While the Federal Reserve believes that inflation will be transitory, should it persist

Semiannual Report • 2021

longer than expected, it may need to raise interest rates faster than anticipated, which could ultimately result in slower economic growth. In an environment where growth is scarce, growth stocks would likely be in favor.

So, the range of outcomes is clearly very wide, and we’ve seen growth stocks both fall out of favor and return back into favor in just the first half of this year alone. Our approach is to remain extremely focused on investing in innovative companies that are gaining market share and can compound value at a fast clip. Our portfolio consists of economically resilient companies with expanding moats, which we believe should provide protection during volatile market environments. We have high conviction that the durable growth and quality characteristics of our portfolio position it well for whatever macroeconomic scenario unfolds.

This quarter, we welcomed a prior holding, Guidewire, back to the Fund. Guidewire is a software provider for the property and casualty insurance market. After working through a management and business model transition, we believe that growth is set to accelerate as insurers recognize the benefits of Guidewire’s cloud-based offering. We’ve always liked Guidewire’s competitive position in the large and attractive market it operates in, and with an accelerating growth profile and a large margin expansion opportunity in front of it, we think the stock should provide the Fund with an attractive return. As we mentioned earlier, we sold nCino to make room for Guidewire.

At the end of the quarter, the Russell Midcap Growth Index underwent its annual reconstitution. While we made only modest changes to our portfolio during the quarter, the reconstitution resulted in three big weighting changes to the index, which impacted our relative positioning. First, the weighting of the consumer discretionary sector increased by nearly 500 basis points. We had been overweight prior to the reconstitution, but we’re now underweight. We own a handful of category killers within this sector, such as Pool Corp, which is larger than its next 30 competitors combined, and off-price retailer Burlington, which has done a great job of providing consumers with phenomenal value and driving consistent market share gains. Second, the weighting of the health care sector dropped by almost 500 basis points. We had been slightly underweight the sector, but we’re now overweight. Within this sector, we own best-in-class tools companies such as IDEXX, as well as fast-growing genomics companies like Illumina, 10x Genomics, and Berkeley Lights. Finally, the weighting of the information technology sector declined by approximately 250 basis points. Our information technology positioning is now roughly in-line with the index following the reconstitution, and it remains our largest sector on an absolute basis. Most of our information technology holdings are within the software sub-sector, where innovative companies like Trade Desk, Synopsys and Cadence are winning in large and expanding addressable markets.

Thank you for your investment in the Parnassus Mid Cap Growth Fund.

Yours truly,

Robert J. Klaber

Portfolio Manager

Ian E. Sexsmith

Portfolio Manager

Semiannual Report • 2021

Parnassus Fixed Income Fund

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of June 30, 2021, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares was $17.53, producing a gain for the quarter of 2.52% (including dividends). This compares to a gain of 1.83% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 1.89% for the Lipper Core Bond Funds Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”). For the first half of 2021, the Fund posted a loss of 1.91%, compared to a loss of 1.60% for the Barclays Aggregate Index and a loss of 1.10% for the Lipper average.

Below is a table comparing the performance of the Parnassus Fixed Income Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For June 30, the 30-day subsidized SEC yield was 1.21%, and the unsubsidized SEC yield was 0.98%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	-0.75	5.42	3.04	2.87	0.74	0.68

Parnassus Fixed Income Fund – Institutional Shares	-0.51	5.69	3.28	3.01	0.55	0.45

Bloomberg Barclays U.S. Aggregate Bond Index	-0.33	5.34	3.02	3.39	NA	NA

Lipper Core Bond Funds Average	1.61	5.57	3.32	3.49	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 3.30%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2021, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.45% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2022, and may be continued indefinitely by the Adviser on a year-to-year basis.

Second Quarter Review

The Parnassus Fixed Income Fund - Investor Shares meaningfully outperformed its Index in the quarter, gaining 69 basis points relative to the Index. (One basis point is 1/100th of one percent.) This outperformance substantially improved the performance of the Fund thus far in 2021, leaving the Fund trailing the Index by only 31 basis points at midyear. After a blistering sell-off in the first quarter led to the worst start for corporate bonds in decades, a calmer market and improving corporate bond spreads improved performance.

In the quarter, the Fund gained 94 basis points from its positive allocation across fixed income asset classes, as a very substantial overweight position corporate bonds drove returns. Our corporate bond holdings gained 3.52%, in line with the Index’s corporate portfolio gains of 3.54%. However, our corporate bond portfolio contributed 212 basis points to the total return in the quarter, well ahead of the 93 basis points contributed by the equivalent portfolio in the Index, due to the overweight allocation. Corporate bonds were the best-performing asset class, with commanding gains relative to securitized at 0.41% and Treasuries at 1.75%. Over the course of the quarter, the Fund held an average of 60.43% of assets in corporate bonds versus the Index at 26.63%.

Treasury bonds contributed 59 basis points to the total return, slightly behind the 65 basis points of contribution from Treasuries in the Index. Our somewhat underweight allocation at 31.69% versus 37.43% and our slightly short duration drove the difference. The Parnassus Fixed Income Fund also benefited from not owning Securitized bonds, a sector that comprises nearly a third of the Index but only gained 0.41% in the quarter.

Semiannual Report • 2021

Selection, or the individual bonds we chose, removed just 7 basis points from the total return, principally due to our slightly short duration position in corporate bonds. Thus far in 2021, the Fund’s performance is fairly neutral in both selection and allocation.

While several bonds had slightly negative returns in the quarter, none was substantial enough to reduce the total return by even a basis point. The gains across corporate debt and Treasuries were broad-based.

Our best-performing bonds in the quarter were issued by Aptiv, the automotive safety and technology company. We’ve been long-time holders of Aptiv bonds and added to our position with these long-dated bonds with a maturity in 2049 during the quarter. These securities gained 12.20%* and added 8 basis points to the total return. Aptiv’s bonds benefitted from interest rates rallying, particularly in the 30-year space, but also from company-specific factors. Aptiv is the leading producer of components for electric vehicles, which are rapidly gaining in popularity. The company is also the leader in producing components and software systems for autonomous vehicles, so we expect excellent growth from the company in the years ahead.

Long-dated bonds maturing in 2041 issued by BNSF rallied 7.11% and added 5 basis points to the total return. These bonds benefitted from both economic reopening and from their long-duration, similar to Aptiv’s 2049 issue. As the economy reopened from COVID-19 lockdowns and restrictions, BNSF’s logistics and transportation capabilities were in high demand, providing a boost to the company. With the rally in 30-year Treasuries, these bonds excelled.

Bonds issued by Pentair, the maker of pool equipment and water filters, with a 2029 maturity gained 3.73% and also added 5 basis points to the total return. Pentair’s sales have been excellent over the last year, as a focus on the home has buoyed demand for new pools or upgrades to existing pools. We appreciate the company’s careful management of the balance sheet after a tumultuous decade.

Several Treasury bonds were among the top-performing bonds in the quarter. All of the top-performing Treasury bonds were 30-year bonds. After the June Federal Reserve press release showed that several voting members anticipated earlier rate hikes, the long end of the interest rate saw a huge rally. In short, if the Federal Reserve is going to be more attuned to inflation, then there’s less risk of long-term runaway inflation. Our transition to a barbell position in Treasuries, where we own a disproportionate amount of very short-dated and very-long dated Treasuries instead of intermediate duration bonds, helped us benefit from this move in the markets.

Parnassus Fixed Income Fund

As of June 30, 2021

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

Economic growth in the first half of 2021 may prove to be the fastest in a generation, spurred forward by reopening and enormous government transfers to consumers. The economy is also lapping some of the worst data in generations, far worse than the financial crisis of 2008, which makes the data difficult to interpret. For example, headline inflation has been a hot media topic as it spiked to levels last seen in the

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Semiannual Report • 2021

1990s. However, most of that jump was caused by prices on cars and hotels and is directly tied to the reopening. It’s difficult to see how prices on these goods and services could continue to increase at the same pace into 2022.

Instead of focusing on today’s data, which reflects a peak in reopening, a peak in fiscal stimulus and perhaps a peak in excitement about post-pandemic life, we are focusing on the year ahead. Throughout the first half of the year, we have taken several steps to ensure that the Fund is well positioned for a wide variety of interest rate movements. We sold many bonds issued by very high-quality issuers in the quarter, including Merck, Linde, Microsoft and Deere. These are excellent companies with durable products but the bonds were priced to perfection and we saw little opportunity for continued gains. Instead, we purchased more bonds issued by BBB-rated companies, including Boston Scientific, Alexandria Real Estate and Fiserv. These companies’ bonds provide more yield for the same duration and, given the possibility of further spread compression, should prove to be more rewarding investments.

We also continued to increase the allocation to high-yield bonds over the quarter, finishing June with about 14% of the Fund invested in these securities. Most of our high-yield holdings are also held within the equity funds and are well-covered by our analyst team, so we have deep knowledge of these companies’ risks. We believe these investments, which include companies like Hanesbrands, T-Mobile and Hologic, are excellent investments that provide shareholders with great yields at reasonable risks. High-yield bonds are also less sensitive to Treasury rates, something that also benefits the Fund in what could be a turbulent market.

The duration of the Index increased over the quarter, from 6.40 years to 6.57 years. At the same time, the duration of the Fund decreased just slightly, from 6.83 years to 6.78 years. As a result, the Fund is incrementally less overweight duration than we have been in years, while not sacrificing our yield from these longer-duration securities.

We anticipate that growth and inflation expectations will decrease meaningfully over the second half of the year, and some economists are already expecting a return to more tepid 1 to 2% growth for 2022. Much was made of the Federal Reserve’s June press releases, which showed that several members anticipated earlier rate hikes than before. Even now, these rate hikes may be two years in the future, which is exceptionally difficult to predict. In looking back at the Federal Reserve’s surveys from 2013-2015 regarding the timing and pace of rate hikes during the last cycle, we see that hikes were both later and slower than the Federal Reserve’s members originally anticipated. As collectively learned during the last 18 months of the pandemic, it’s difficult to predict the future. For that reason, we‘ve positioned the Fund to capitalize on many different economic and interest rate scenarios, while always keeping an eye out for new opportunities.

Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha D. Palm

Lead Portfolio Manager

Minh Bui

Portfolio Manager

Semiannual Report • 2021

Responsible Investing Notes

Once a year, U.S. publicly traded companies convene a meeting for their shareholders to review the previous year and address important corporate governance matters. This annual general meeting provides large and small shareholders the opportunity to meet face-to-face with senior executives and members of boards of directors. Most general meetings take place between April and June. This condensed three-month period is known as proxy season. Routine matters typically include voting to elect directors, ratify auditors and approve the previous year’s executive compensation. In contrast to these predictable topics, the annual general meeting also provides a unique opportunity for shareholders to put forth their own proposals, which are recommendations to the boards of directors.

Not all shareholder proposals that are filed are presented during the annual general meetings. Some are withdrawn because the company came to an agreement with the shareholder prior to the annual general meeting. However, those that are presented usually encourage actions related to environmental, social or governance (ESG) topics. In order to keep our shareholders informed about how we can be expected to cast the Parnassus Funds’ votes, we maintain proxy guidelines to help with the variety of ESG issues that emerge during proxy season. You can find details on our guidelines by visiting our website.

Although corporate sustainability and responsibility is much more widely accepted today than it was a decade ago, many ESG topics have not yet been fully explored. One such topic is executive compensation. Compensation is a significant factor in motivating executive officers to generate benchmark-beating returns for their shareholders. Compensation is also an incredibly potent influence on corporate strategy planning and execution. Currently, executive compensation packages rely heavily on financial metrics (revenue, EBITDA, total shareholder returns, earnings per share, cash flow, margin growth, etc.) to determine payouts. However, shareholders are beginning to introduce the idea of also including environmental, social and governance factors in executive compensation plans.

If a sustainability factor, for example, climate change, poses a material risk to a company’s business and/or the shareholders’ long-term interests, it makes a lot of sense for boards to incentivize management teams by including metrics in the executive compensation formula that address that risk. Some companies need encouragement from their shareholders to take the first step, but others already embed sustainability goals into their executive compensation practices. An example is American Express, which is held by the Parnassus Endeavor Fund. American Express sets aside 15% of executives’ annual bonuses for human capital management initiatives, including measures to improve employee retention and diversity.

This proxy season, two companies held in the Parnassus Funds received shareholder proposals requesting that their boards incorporate ESG factors into executive compensation plans. Republic Services, a waste management company held by the Parnassus Mid Cap Fund, was asked to provide a report detailing if and how they plan to integrate ESG metrics into executive compensation performance targets. The filing shareholder pointed out that Republic Services has committed to long-term sustainability goals to reduce emissions, recover key waste materials and improve employee health and safety practices. They reasoned that these commitments would be strengthened by tying them directly to executive compensation.

Alphabet, the parent company of Google, is held in the Parnassus Core Equity Fund and the Parnassus Endeavor Fund. The Alphabet shareholder’s proposal asked their board to provide a report on the feasibility of integrating diversity performance measurement into executive compensation goals. The shareholder supported their proposal by highlighting Alphabet’s ongoing diversity problems and workforce representation figures along with the company’s 2020 announcement about its new diversity goals. Tying a portion of executives’ compensation to the firm’s diversity performance is a good way to hold Alphabet leaders accountable for achieving these goals. The Parnassus Funds voted in favor of both proposals.

A small but increasing number of shareholders are beginning to appreciate the potential impact executive compensation structures that include ESG metrics can have on corporate sustainability. Of course, executives should continue to be incentivized to focus on the conventional aspects of running a business. However, setting aside a meaningful amount that holds

Semiannual Report • 2021

executives accountable for making progress on their corporate sustainability goals also makes sense for the health of the business. For this reason, I believe we will likely see greater adoption of corporate sustainability goals in executive compensation as time goes on.

Thank you for your investment in the Parnassus Funds. It is a privilege to have you as an investor.

Sincerely,

Iyassu Essayas

Director of ESG Research

Semiannual Report • 2021

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of January 1, 2021 through June 30, 2021.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Fund Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period
Parnassus Core Equity Fund – Investor Shares: Actual*	0.84%	$1,000.00	$1,150.40	$4.48
Hypothetical (5% before expenses)	0.84%	$1,000.00	$1,020.63	$4.21
Parnassus Core Equity Fund – Institutional Shares: Actual*	0.62%	$1,000.00	$1,151.60	$3.31
Hypothetical (5% before expenses)	0.62%	$1,000.00	$1,021.72	$3.11
Parnassus Mid Cap Fund – Investor Shares: Actual*	0.98%	$1,000.00	$1,092.20	$5.08
Hypothetical (5% before expenses)	0.98%	$1,000.00	$1,019.93	$4.91
Parnassus Mid Cap Fund – Institutional Shares: Actual*	0.75%	$1,000.00	$1,093.20	$3.89
Hypothetical (5% before expenses)	0.75%	$1,000.00	$1,021.08	$3.76
Parnassus Endeavor Fund – Investor Shares: Actual*	0.94%	$1,000.00	$1,262.10	$5.27
Hypothetical (5% before expenses)	0.94%	$1,000.00	$1,020.13	$4.71
Parnassus Endeavor Fund – Institutional Shares: Actual*	0.71%	$1,000.00	$1,263.20	$3.98
Hypothetical (5% before expenses)	0.71%	$1,000.00	$1,021.27	$3.56
Parnassus Mid Cap Growth Fund – Investor Shares: Actual*	0.83%	$1,000.00	$1,076.20	$4.27
Hypothetical (5% before expenses)	0.83%	$1,000.00	$1,020.68	$4.16
Parnassus Mid Cap Growth Fund – Institutional Shares: Actual*	0.68%	$1,000.00	$1,077.10	$3.50
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.42	$3.41
Parnassus Fixed Income Fund – Investor Shares: Actual*	0.68%	$1,000.00	$980.90	$3.34
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.42	$3.41
Parnassus Fixed Income Fund – Institutional Shares: Actual*	0.45%	$1,000.00	$982.30	$2.21
Hypothetical (5% before expenses)	0.45%	$1,000.00	$1,022.56	$2.26

*Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended June 30, 2021. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (181); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the financial highlights.

Semiannual Report • 2021

Parnassus Core Equity Fund

Portfolio of Investments as of June 30, 2021 (unaudited)

Equities	Shares	Market Value ($)

Air Freight & Logistics (3.1%)
FedEx Corp.	2,946,485	879,024,870

Airlines (0.9%)
Southwest Airlines Co. q l	4,677,568	248,332,085

Apparel & Luxury Goods (4.0%)
Nike Inc., Class B	3,094,086	478,005,346
VF Corp.	8,029,614	658,749,533

		1,136,754,879

Biotechnology (1.8%)
Gilead Sciences Inc.	7,295,125	502,342,308

Capital Markets (10.3%)
CME Group Inc., Class A	5,327,545	1,133,062,271
S&P Global Inc.	2,200,815	903,324,517
The Charles Schwab Corp.	12,330,329	897,771,255

		2,934,158,043

Chemicals (3.0%)
Linde plc	2,923,153	845,083,532

Commercial Services & Supplies (2.7%)
Waste Management Inc.	5,452,052	763,887,006

Diversified Telecom Services (3.0%)
Verizon Communications Inc.	15,289,806	856,687,830

Equity Real Estate Investment Trusts (5.7%)
Alexandria Real Estate Equities Inc.	2,100,778	382,215,549
American Tower Corp.	3,038,153	820,726,651
Digital Realty Trust Inc.	2,769,005	416,624,492

		1,619,566,692

Food & Staples Retailing (2.4%)
Costco Wholesale Corp.	1,735,627	686,735,535

Food Products (2.6%)
Mondelez International Inc., Class A	11,666,648	728,465,501

Health Care Equipment (9.0%)
Becton Dickinson and Co.	3,539,330	860,729,663
Boston Scientific Corp. [q]	13,110,310	560,596,856
Danaher Corp.	4,298,472	1,153,537,946

		2,574,864,465

Household Products (2.9%)
The Procter & Gamble Co. [l]	6,039,357	814,890,440

Equities	Shares	Market Value ($)

Interactive Media & Services (4.8%)
Alphabet Inc., Class A [q]	564,538	1,378,483,243

Internet & Catalog Retail (1.9%)
Booking Holdings Inc. [q]	247,187	540,867,403

IT Services (4.9%)
Fiserv Inc. [q]	6,544,834	699,577,306
Mastercard Inc., Class A	1,938,669	707,788,665

		1,407,365,971

Machinery (6.4%)
Deere & Co.	2,617,209	923,115,786
Pentair plc	6,780,017	457,583,347
Xylem Inc.	3,731,994	447,690,000

		1,828,389,133

Media (4.0%)
Comcast Corp., Class A	19,997,689	1,140,268,227

Road & Rail (1.6%)
Kansas City Southern	1,639,156	464,487,636

Semiconductor Equipment (7.5%)
Applied Materials Inc.	5,135,440	731,286,656
Intel Corp.	4,725,481	265,288,503
Micron Technology Inc. [q]	4,464,541	379,396,694
NVIDIA Corp.	965,809	772,743,781

		2,148,715,634

Semiconductors (1.9%)
Texas Instrument Inc.	2,894,103	556,536,007

Software (11.0%)
Adobe Inc. [q]	1,072,606	628,160,978
Cadence Design Systems Inc. [q]	3,234,648	442,564,539
Microsoft Corp.	6,548,168	1,773,898,711
Synopsys Inc. [q]	1,070,146	295,135,565

		3,139,759,793

Technology Hardware (2.5%)
Apple Inc.	5,206,408	713,069,640

Total investment in equities (97.9%) (cost $18,387,675,119)		27,908,735,873

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Core Equity Fund

Portfolio of Investments as of June 30, 2021 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Citizens Bank Trust	0.05%	01/14/2022	250,000	244,603
Community Vision Capital & Consulting	0.05%	01/31/2022	250,000	246,501
Providence Bank & Trust	0.25%	09/24/2021	250,000	247,671
Self-Help Federal Credit Union	0.50%	10/16/2021	250,000	247,068
Self-Help Federal Credit Union	0.40%	02/17/2022	1,000,000	974,685

				1,960,528

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/18/2021 Participating depository institutions: Amalgamated Bank, par 243,500; Armstrong Bank, par 243,500; Great Plains State Bank, par 243,500; Oakstar Bank, par 243,500; OneUnited Bank, par 243,500; Ponce Bank, par 243,500; Security State Bank of Hibbing, par 243,500; Signature Bank, National Association, par 56,515; Southern States Bank, par 243,500; (cost $1,952,224)	0.07%	03/17/2022	2,004,515	1,952,224

Community Development Loans (0.0%) a
BlueHub Loan Fund	1.00%	04/15/2022	100,000	95,266
BlueHub Loan Fund	1.00%	04/15/2022	900,000	857,392
Enterprise Community Loan Fund	0.05%	02/28/2022	500,000	480,110
New Hampshire Community Loan Fund	1.00%	07/31/2021	500,000	497,534
Root Capital Loan Fund	1.00%	02/01/2022	200,000	192,932
Vermont Community Loan Fund	0.75%	04/15/2022	100,000	95,266
Washington Area Community Investment Fund	1.00%	02/09/2022	100,000	96,334

				2,314,834

Time Deposits (2.1%)
Bank of Montreal, Montreal	0.01%	07/01/2021	200,000,000	200,000,000
JPMorgan Chase, New York	0.01%	07/01/2021	99,740,931	99,740,931
SEB, Stockholm	0.01%	07/01/2021	200,000,000	200,000,000
Sumitomo, Tokyo	0.01%	07/01/2021	99,127,883	99,127,883

				598,868,814

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.1%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.03%			36,488,732

Total short-term securities (2.2%) (cost $641,585,132)				641,585,132

Total securities (100.1%) (cost $19,029,260,251)				28,550,321,005

Payable upon return of securities loaned (-0.1%)				(36,488,732)

Other assets and liabilities (0.0%)				(1,723,513)

Total net assets (100.0%)				28,512,108,760

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Core Equity Fund

Portfolio of Investments as of June 30, 2021 (unaudited) (continued)

q This security is non-income producing.
l This security, or partial position of this security, was on loan at June 30, 2021. The total value of the securities on loan at June 30, 2021 was $35,765,099.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Mid Cap Fund

Portfolio of Investments as of June 30, 2021 (unaudited)

Equities	Shares	Market Value ($)

Air Freight & Logistics (2.2%)
C.H. Robinson Worldwide Inc. [l]	1,920,927	179,933,232

Apparel & Luxury Goods (3.7%)
Levi & Strauss & Co., Class A Ω	4,570,587	126,696,672
VF Corp.	2,028,274	166,399,599

		293,096,271

Banks (5.1%)
First Horizon National Corp.	7,116,946	122,980,827
First Republic Bank, Class A	707,074	132,343,040
Signature Bank	622,796	152,989,837

		408,313,704

Biotechnology (1.6%)
BioMarin Pharmaceutical Inc. [q]	1,482,749	123,720,576

Capital Markets (2.5%)
Cboe Global Markets Inc.	1,647,669	196,154,994

Chemicals (2.6%)
PPG Industries Inc.	1,213,640	206,039,663

Commercial Services & Supplies (4.2%)
Republic Services Inc.	3,046,446	335,139,524

Electric Utilities (1.5%)
IDACORP Inc.	1,258,852	122,738,070

Electronic Equipment Instruments (3.1%)
Trimble Inc. [q]	3,024,053	247,458,257

Equity Real Estate Investment Trusts (8.5%)
Americold Realty Trust	4,906,386	185,706,710
Digital Realty Trust Inc. [l]	950,358	142,990,865
Public Storage	448,692	134,917,197
SBA Communications Corp., Class A	670,657	213,738,386

		677,353,158

Food & Staples Retailing (2.5%)
Grocery Outlet Holding Corp. l q Ω	5,750,859	199,324,773

Food Products (1.6%)
McCormick & Co. [l]	1,467,677	129,625,233

Health Care Equipment (6.2%)
Hologic Inc. [q]	4,115,905	274,613,182
Teleflex Inc.	551,210	221,470,666

		496,083,848

Health Care Technology (2.9%)
Cerner Corp.	2,976,111	232,612,836

Household Products (1.1%)
The Clorox Co. [l]	492,001	88,515,900

Equities	Shares	Market Value ($)

Independent Power & Renewable Electric (1.2%)
The AES Corp.	3,664,321	95,528,848

Industrial Conglomerates (2.8%)
Roper Technologies Inc.	474,914	223,304,563

Insurance (1.7%)
SelectQuote Inc. [q]	6,967,484	134,193,742

IT Services (4.5%)
Broadridge Financial Solutions Inc.	737,057	119,056,817
Jack Henry & Associates Inc. [l]	1,449,274	236,970,792

		356,027,609

Life Sciences Tools & Services (2.5%)
Agilent Technologies Inc.	1,364,649	201,708,769

Machinery (5.5%)
Pentair plc	3,279,058	221,303,624
Xylem Inc.	1,784,323	214,047,387

		435,351,011

Media (1.8%)
Cable One Inc.	76,364	146,069,823

Media & Entertainment (1.6%)
ANGI Inc., Class A l q	9,408,225	127,199,202

Professional Services (2.4%)
Verisk Analytics Inc.	1,112,708	194,412,342

Retail (2.8%)
Burlington Stores Inc. l q	700,815	225,655,422

Semiconductor Equipment (2.5%)
KLA Corp.	604,286	195,915,564

Services (1.4%)
Hilton Worldwide Holdings Inc. [q]	949,361	114,511,924

Software (9.2%)
Ansys Inc. [q]	335,725	116,516,719
Cadence Design Systems Inc. [q]	859,633	117,614,987
Guidewire Software Inc. [q]	1,652,095	186,224,148
Nuance Communications Inc. [q]	3,442,301	187,398,866
Synopsys Inc. [q]	468,334	129,161,834

		736,916,554

Specialty Retail (2.8%)
O’Reilly Automotive Inc. [q]	392,761	222,385,206

Technology Hardware (2.7%)
Western Digital Corp.	3,009,946	214,217,857

Transportation & Infrastructure (2.4%)
Avantor Inc. [q]	5,425,156	192,647,289

Total investment in equities (97.1%) (cost $5,808,527,376)		7,752,155,764

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Mid Cap Fund

Portfolio of Investments as of June 30, 2021 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Beneficial State Bank	0.25%	03/27/2022	250,000	242,630
Beneficial State Bank	0.30%	04/25/2022	250,000	241,836
Citizens Bank Trust	0.05%	01/14/2022	250,000	244,603
Self-Help Federal Credit Union	0.40%	02/17/2022	250,000	243,671

				972,740

Community Development Loans (0.0%) a
BlueHub Loan Fund	1.00%	04/15/2022	300,000	285,797
Enterprise Community Loan Fund	0.50%	02/28/2022	400,000	384,088

				669,885

Time Deposits (3.1%)
ANZ, Melbourne	0.01%	07/01/2021	341,556	341,556
BBVA, Madrid	0.01%	07/01/2021	451,111	451,111
Citibank, New York	0.01%	07/01/2021	200,000,000	200,000,000
National Australia Bank, Melbourne	0.01%	07/01/2021	45,829,665	45,829,665

				246,622,332

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.6%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.03%			43,942,638

Total short-term securities (3.7%) (cost $292,207,595)				292,207,595

Total securities (100.8%) (cost $6,100,734,971)				8,044,363,359

Payable upon return of securities loaned (-0.6%)				(43,942,638)

Other assets and liabilities (-0.2%)				(15,305,536)

Total net assets (100.0%)				7,985,115,185

l This security, or partial position of this security, was on loan at June 30, 2021. The total value of the securities on loan at June 30, 2021 was $43,060,112.
q This security is non-income producing.
Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Endeavor Fund

Portfolio of Investments as of June 30, 2021 (unaudited)

Equities	Shares	Market Value ($)

Air Freight & Logistics (3.1%)
FedEx Corp.	514,788	153,576,704

Apparel & Luxury Goods (4.8%)
Hanesbrands Inc.	7,512,685	140,261,829
VF Corp.	1,152,379	94,541,173

		234,803,002

Banks (2.5%)
Bank of America Corp.	3,000,000	123,690,000

Biotechnology (10.2%)
Biogen Inc. [q]	452,053	156,532,392
BioMarin Pharmaceutical Inc. [q]	1,059,846	88,433,550
Gilead Sciences Inc.	1,949,610	134,250,145
Vertex Pharmaceuticals Inc. [q]	619,438	124,897,284

		504,113,371

Capital Markets (9.2%)
S&P Global Inc.	281,500	115,541,675
The Bank of New York Mellon Corp.	2,444,145	125,213,548
The Charles Schwab Corp. [l]	2,963,730	215,789,181

		456,544,404

Communications Equipment (3.2%)
Cisco Systems Inc. [l]	3,000,000	159,000,000

Computer Peripherals (2.2%)
Seagate Technology Holdings plc [l]	1,246,543	109,608,526

Consulting Services (1.7%)
Accenture plc, Class A	285,374	84,125,401

Consumer Finance (7.7%)
American Express Co.	808,371	133,567,140
Capital One Financial Corp.	800,000	123,752,000
Discover Financial Services	1,043,461	123,431,002

		380,750,142

Data Processing (1.8%)
Paychex Inc.	841,205	90,261,297

Diversified Telecom Services (3.9%)
Verizon Communications Inc.	3,425,745	191,944,492

Equity Real Estate Investment Trusts (2.4%)
Simon Property Group Inc.	913,815	119,234,581

Health Care Equipment (1.8%)
Becton Dickinson and Co.	366,949	89,238,327

Health Care Technology (1.9%)
Cerner Corp.	1,191,491	93,126,937

Insurance (2.2%)
The Progressive Corp.	1,105,217	108,543,362

Equities	Shares	Market Value ($)

Interactive Media & Services (2.0%)
Alphabet Inc., Class A [q]	40,000	97,671,600

IT Services (2.2%)
Mastercard Inc., Class A	300,000	109,527,000

Life Sciences Tools & Services (4.5%)
Agilent Technologies Inc.	1,000,000	147,810,000
Illumina Inc. [q]	159,393	75,426,362

		223,236,362

Machinery (2.0%)
Cummins Inc.	410,246	100,022,077

Media (2.2%)
Omnicom Group Inc.	1,332,057	106,551,239

Pharmaceuticals (4.4%)
Merck & Co., Inc.	1,707,302	132,776,877
Novartis AG (ADR)	939,794	85,746,804

		218,523,681

Retail (2.6%)
The Gap Inc. [l]	3,755,550	126,374,258

Semiconductor Equipment (8.1%)
Applied Materials Inc.	763,434	108,713,002
Intel Corp.	3,000,000	168,420,000
Micron Technology Inc. [q]	1,450,399	123,254,907

		400,387,909

Software (3.3%)
Cadence Design Systems Inc. [q]	50,000	6,841,000
Intuit Inc.	110,012	53,924,582
Microsoft Corp.	369,967	100,224,060

		160,989,642

Technology Hardware (5.1%)
Apple Inc.	763,681	104,593,750
Western Digital Corp.	2,100,000	149,457,000

		254,050,750

Trading Companies & Distributors (2.4%)
W.W. Grainger Inc. [l]	265,173	116,145,774

Total investment in equities (97.4%) (cost $3,474,802,043)		4,812,040,838

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Endeavor Fund

Portfolio of Investments as of June 30, 2021 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Citizens Bank Trust	0.10%	10/06/2021	250,000	247,335
Community Vision Capital & Consulting	0.50%	03/31/2022	250,000	238,781
Self-Help Federal Credit Union	0.40%	02/17/2022	250,000	243,452

				729,568

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/18/2021 Participating depository institutions: Great Plains State Bank, par 243,500; OneUnited Bank, par 63,871; Southern States Bank, par 193,758; (cost $488,056)	0.70%	03/17/2022	501,129	488,056

Community Development Loans (0.0%) a
Root Capital Loan Fund	1.00%	02/01/2022	100,000	96,466
Washington Area Community Investment Fund	1.00%	03/01/2022	100,000	95,985

				192,451

Time Deposits (3.1%)
National Australia Bank, Melbourne	0.01%	07/01/2021	154,171,927	154,171,927

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.3%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.03%			13,405,263

Total short-term securities (3.4%) (cost $168,987,265)				168,987,265

Total securities (100.8%) (cost $3,643,789,308)				4,981,028,103

Payable upon return of securities loaned (-0.3%)				(13,405,263)

Other assets and liabilities (-0.5%)				(26,961,729)

Total net assets (100.0%)				4,940,661,111

q This security is non-income producing.
l This security, or partial position of this security, was on loan at June 30, 2021. The total value of the securities on loan at June 30, 2021 was $13,139,339.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of June 30, 2021 (unaudited)

Equities	Shares	Market Value ($)

Apparel & Luxury Goods (1.7%)
Lululemon Athletica Inc. [q]	54,564	19,914,223

Banks (3.9%)
Signature Bank	105,000	25,793,250
Silvergate Capital Corp., Class A [q]	164,797	18,674,796

		44,468,046

Biotechnology (2.1%)
BioMarin Pharmaceutical Inc. [q]	142,279	11,871,760
Seagen Inc. q l	60,513	9,553,792

		21,425,552

Capital Markets (4.1%)
MarketAxess Holdings Inc.	49,470	22,933,797
Morningstar Inc.	92,446	23,768,791

		46,702,588

Commercial Services & Supplies (2.8%)
CoStar Group Inc. [q]	387,000	32,051,340

Distributors (3.6%)
Pool Corp.	89,405	41,006,497

Electrical Equipment (1.0%)
Sunrun Inc. q l	207,381	11,567,712

Food & Staples Retailing (1.5%)
Grocery Outlet Holding Corp. [q]	480,372	16,649,693

Health Care Equipment (5.6%)
IDEXX Laboratories Inc. [q]	71,268	45,009,305
Teleflex Inc.	48,316	19,412,886

		64,422,191

Health Care Technology (1.2%)
Veeva Systems Inc., Class A [q]	43,920	13,656,924

Insurance (1.2%)
SelectQuote Inc. [q]	694,791	13,381,675

IT Services (5.1%)
Broadridge Financial Solutions Inc.	141,281	22,821,120
Square Inc., Class A [q]	146,551	35,729,134

		58,550,254

Life Sciences Tools & Services (10.7%)
10x Genomics Inc., Class A [q]	93,160	18,242,591
Agilent Technologies Inc.	319,521	47,228,399
Berkeley Lights Inc. q l	355,492	15,929,597
Illumina Inc. q l	88,399	41,831,291

		123,231,878

Equities	Shares	Market Value ($)

Machinery (2.3%)
Xylem Inc.	219,256	26,301,950

Media (3.4%)
Cable One Inc.	9,427	18,032,060
The New York Times Co., Class A	467,258	20,349,086

		38,381,146

Media & Entertainment (2.4%)
ANGI Inc., Class A [q]	2,045,391	27,653,686

Pharmaceuticals, Biotech & Life Sciences (0.9%)
Alnylam Pharmaceuticals Inc. [q]	77,587	13,152,548

Professional Services (5.4%)
Insperity Inc. [q]	124,318	11,234,618
Thomson Reuters Corp. [l]	268,893	26,706,453
Verisk Analytics Inc.	133,748	23,368,450

		61,309,521

Retail (3.6%)
Burlington Stores Inc. [q]	128,116	41,252,071

Road & Rail (3.2%)
Old Dominion Freight Lines Inc.	145,211	36,854,552

Semiconductor Equipment (3.7%)
KLA Corp.	72,205	23,409,583
Monolithic Power Systems Inc.	50,262	18,770,344

		42,179,927

Service (1.1%)
Hilton Worldwide Holdings Inc. [q]	108,531	13,091,009

Software (21.5%)
Ansys Inc. [q]	60,677	21,058,560
Autodesk Inc. [q]	121,587	35,491,245
Avalara Inc. [q]	174,337	28,207,727
Cadence Design Systems Inc. [q]	301,255	41,217,709
Fair Isaac Corp. q l	43,769	22,001,801
Guidewire Software Inc. [q]	150,889	17,008,208
Nuance Communications Inc. [q]	302,401	16,462,710
Synopsys Inc. [q]	155,573	42,905,478
The Trade Desk Inc., Class A [q]	285,430	22,080,865

		246,434,303

Special Retail (3.2%)
O’Reilly Automotive Inc. [q]	65,277	36,960,490

Technology Hardware (3.1%)
Western Digital Corp.	506,393	36,039,990

Total investment in equities (98.3%) (cost $728,312,161)		1,126,639,766

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of June 30, 2021 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Beneficial State Bank	0.30%	01/15/2022	250,000	244,575
Citizens Bank Trust	0.05%	01/14/2022	200,000	194,603

				439,178

Certificates of Deposit Account Registry Service (0.1%) a
CDARS agreement with Beneficial State Bank, dated 03/18/2021 Participating depository institutions: Great Plains State Bank, par 243,500; OneUnited Bank, par 14,129; Southern States Bank, par 243,500; (cost $488,056)	0.70%	03/17/2022	501,129	488,056

Community Development Loans (0.0%) a
BlueHub Loan Fund	1.00%	04/15/2022	100,000	95,266
BlueHub Loan Fund	1.00%	04/15/2022	100,000	95,266
Root Capital Loan Fund	1.00%	02/01/2022	100,000	96,466
Vermont Community Loan Fund	1.00%	10/15/2021	100,000	98,258

				385,256

Time Deposits (1.7%)
Royal Bank of Canada, Toronto	0.01%	07/01/2021	19,563,532	19,563,532

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (1.2%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.03%			13,195,180

Total short-term securities (3.0%) (cost $34,071,202)				34,071,202

Total securities (101.3%) (cost $762,383,363)				1,160,710,968

Payable upon return of securities loaned (-1.2%)				(13,195,180)

Other assets and liabilities (-0.1%)				(1,089,522)

Total net assets (100.0%)				1,146,426,266

q This security is non-income producing.
l This security, or partial position of this security, was on loan at June 30, 2021. The total value of the securities on loan at June 30, 2021 was $12,903,038.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2021 (unaudited)

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)

Banks (1.2%)
Bank of America	5.00%	09/17/2024	194,149	5,300,268

Equity Real Estate Investment Trusts (1.6%)
Digital Realty Trust Inc.	5.20%	10/10/2024	114,608	3,229,653
Public Storage	5.15%	06/02/2022	111,127	2,979,315
Public Storage [l]	3.88%	10/06/2025	40,000	1,017,200

				7,226,168

Total investment in preferred stocks (2.8%) (cost $11,939,041)				12,526,436

Convertible Bonds			Principal Amount ($)

Electrical Equipment (0.3%)
Sunrun Inc.	0.00%	02/01/2026	1,500,000	1,341,600

Total investment in convertible bond (0.3%) (cost $1,204,505)				1,341,600

Corporate Bonds

Air Freight & Logistics (0.8%)
FedEx Corp.	4.25%	05/15/2030	1,500,000	1,748,398
FedEx Corp.	4.75%	11/15/2045	1,500,000	1,869,165

				3,617,563

Airlines (1.3%)
Alaska Air 2020-1 Class B	8.00%	08/15/2025	4,972,432	5,577,180
Southwest Air 07-1 Trust	6.15%	08/01/2022	427,299	441,453

				6,018,633

Apparel & Luxury Goods (2.3%)
Hanesbrands Inc.	5.38%	05/15/2025	3,000,000	3,176,250
Hanesbrands Inc.	4.88%	05/15/2026	1,000,000	1,080,000
VF Corp.	2.95%	04/23/2030	3,500,000	3,706,632
VF Corp.	6.00%	10/15/2033	2,000,000	2,600,589

				10,563,471

Auto Components (1.5%)
APTIV plc	4.25%	01/15/2026	3,000,000	3,390,164
APTIV plc	5.40%	03/15/2049	2,500,000	3,385,868

				6,776,032

Biotechnology (0.6%)
Gilead Sciences Inc.	0.67%	09/29/2023	430,000	430,326
Gilead Sciences Inc.	4.80%	04/01/2044	2,000,000	2,530,771

				2,961,097

Building Products (1.1%)
Masco Corp.	2.00%	10/01/2030	2,000,000	1,950,944
Masco Corp.	4.50%	05/15/2047	2,500,000	3,035,583

				4,986,527

Capital Markets (0.8%)
Charles Schwab Corp.	4.63%	03/22/2030	3,000,000	3,655,273

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2021 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Commercial Services & Supplies (1.0%)
Waste Management Inc.	3.15%	11/15/2027	2,500,000	2,735,773
Waste Management Inc.	1.50%	03/15/2031	2,000,000	1,892,693

				4,628,466

Consumer Services (1.3%)
Booking Holdings Inc.	4.63%	04/13/2030	5,000,000	5,980,530

Containers & Packaging (2.5%)
Ball Corp.	4.88%	03/15/2026	5,000,000	5,568,798
Sealed Air Corp.	5.25%	04/01/2023	2,500,000	2,642,212
Sealed Air Corp.	4.00%	12/01/2027	2,982,000	3,162,918

				11,373,928

Electronic Equipment Instruments (1.5%)
Trimble Inc.	4.90%	06/15/2028	6,000,000	7,042,507

Equity Real Estate Investment Trusts (5.6%)
Alexandria Real Estate	2.00%	05/18/2032	3,000,000	2,926,232
Alexandria Real Estate	4.85%	04/15/2049	1,000,000	1,289,438
American Tower Corp.	2.70%	04/15/2031	3,500,000	3,613,665
American Tower Corp.	2.95%	01/15/2051	2,250,000	2,150,000
Iron Mountain Inc.	4.88%	09/15/2027	1,500,000	1,556,393
Iron Mountain Inc.	5.25%	03/15/2028	4,000,000	4,186,200
Regency Centers LP	3.75%	06/15/2024	2,000,000	2,140,493
Regency Centers LP	3.70%	06/15/2030	3,000,000	3,322,074
SBA Communications Corp.	3.88%	02/15/2027	4,500,000	4,621,073

				25,805,568

Financial Data (1.3%)
MSCI Inc.	4.00%	11/15/2029	5,500,000	5,788,750

Food & Staples Retailing (1.2%)
Mondelez International Inc.	4.13%	05/07/2028	3,000,000	3,481,103
Mondelez International Inc.	1.50%	02/04/2031	2,000,000	1,892,505

				5,373,608

Food Products (1.1%)
McCormick & Co.	2.50%	04/15/2030	5,000,000	5,154,516

Health Care Equipment (4.4%)
Becton Dickinson and Co.	6.70%	08/01/2028	3,500,000	4,418,310
Becton Dickinson and Co.	4.69%	12/15/2044	1,500,000	1,868,556
Boston Scientific Corp.	4.00%	03/01/2029	3,000,000	3,414,993
Boston Scientific Corp.	4.70%	03/01/2049	1,500,000	1,919,759
Danaher Corp.	3.35%	09/15/2025	2,000,000	2,191,815
Danaher Corp.	4.38%	09/15/2045	1,000,000	1,248,842
Hologic Inc.	3.25%	02/15/2029	5,000,000	4,956,250

				20,018,525

Health Care Technology (2.0%)
DH Europe Finance II	3.25%	11/15/2039	2,000,000	2,143,502
Teleflex Inc.	4.63%	11/15/2027	500,000	532,595
Teleflex Inc.	4.25%	06/01/2028	6,000,000	6,255,000

				8,931,097

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2021 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Hotel Restaurant & Leisure (1.1%)
Hilton Domestic Operating Company Inc.	3.75%	05/01/2029	2,000,000	2,015,400
Hilton Domestic Operating Company Inc.	4.88%	01/15/2030	1,500,000	1,601,250
Hilton Domestic Operating Company Inc.	4.00%	05/01/2031	1,500,000	1,513,305

				5,129,955

Household Products (0.5%)
The Clorox Co.	1.80%	05/15/2030	2,500,000	2,458,025

Industrial Conglomerates (1.0%)
Roper Technologies Inc.	2.95%	09/15/2029	2,000,000	2,133,842
Roper Technologies Inc.	2.00%	06/30/2030	2,500,000	2,464,601

				4,598,443

Interactive Media & Services (0.6%)
Alphabet Inc.	1.10%	08/15/2030	3,000,000	2,850,569

IT Services (2.0%)
Fiserv Inc.	2.65%	06/01/2030	4,500,000	4,664,067
Fiserv Inc.	4.40%	07/01/2049	2,000,000	2,414,120
Mastercard Inc.	2.95%	06/01/2029	2,000,000	2,185,143

				9,263,330

Life Sciences Tools & Services (1.4%)
Agilent Technologies Inc.	2.75%	09/15/2029	5,250,000	5,493,898
Agilent Technologies Inc.	2.10%	06/04/2030	1,000,000	990,303

				6,484,201

Machinery (2.9%)
Cummins Inc.	4.88%	10/01/2043	2,500,000	3,294,515
Pentair Finance SA	4.50%	07/01/2029	5,000,000	5,842,984
Xylem Inc.	2.25%	01/30/2031	4,000,000	4,031,234

				13,168,733

Media (1.3%)
Comcast Corp.	4.25%	10/15/2030	5,000,000	5,886,775

Pharmaceuticals (0.5%)
Merck & Co. Inc.	3.40%	03/07/2029	2,000,000	2,243,360

Retail (1.3%)
Lowe’s Companies Inc.	4.50%	04/15/2030	3,500,000	4,144,325
Lowe’s Companies Inc.	3.00%	10/15/2050	2,000,000	1,973,522

				6,117,847

Road & Rail (1.5%)
Kansas City Southern	2.88%	11/15/2029	4,000,000	4,212,535
Kansas City Southern	4.70%	05/01/2048	2,000,000	2,492,762

				6,705,297

Semiconductor Equipment (1.8%)
Applied Materials Inc.	1.75%	06/01/2030	3,500,000	3,478,155
Lam Research Corp.	4.00%	03/15/2029	4,000,000	4,645,330

				8,123,485

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2021 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Semiconductors (1.6%)
Intel Corp.	4.80%	10/01/2041	3,000,000	3,870,533
Micron Technology Inc.	5.33%	02/06/2029	2,775,000	3,354,658

				7,225,191

Snack & Juice Bars (1.3%)
Starbucks Corp.	2.45%	06/15/2026	3,500,000	3,695,654
Starbucks Corp.	2.55%	11/15/2030	2,000,000	2,074,581

				5,770,235

Software (3.4%)
Adobe Inc.	2.30%	02/01/2030	4,500,000	4,690,229
Autodesk Inc.	4.38%	06/15/2025	3,630,000	4,060,159
Autodesk Inc.	2.85%	01/15/2030	2,250,000	2,376,429
Cadence Design Systems Inc.	4.38%	10/15/2024	3,940,000	4,333,200

				15,460,017

Specialty Retail (1.4%)
O’Reilly Automotive Inc.	4.20%	04/01/2030	5,500,000	6,338,233

Technology Hardware (0.4%)
Apple Inc.	2.85%	02/23/2023	2,000,000	2,076,910

Telecom Services GIC (1.6%)
Verizon Communications Inc.	4.02%	12/03/2029	2,000,000	2,292,747
Verizon Communications Inc.	4.27%	01/15/2036	2,000,000	2,388,927
Verizon Communications Inc.	4.81%	03/15/2039	2,000,000	2,535,449

				7,217,123

Transportation & Infrastructure (1.8%)
Avantor Funding Inc.	4.63%	07/15/2028	4,500,000	4,750,965
Burlington Northern Santa Fe Corp.	5.05%	03/01/2041	2,500,000	3,324,492

				8,075,457

Wireless Telecom Services (1.3%)
T-Mobile USA Inc.	2.25%	02/15/2026	6,000,000	6,045,000

Total investment in corporate bonds (59.0%) (cost $268,206,241)				269,914,277

Supranational Bonds
European Bank for Reconstruction & Development	1.50%	02/13/2025	2,000,000	2,057,704
European Investment Bank	1.63%	10/09/2029	2,000,000	2,043,000
European Investment Bank	0.75%	09/23/2030	2,000,000	1,873,085
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	4,401,589
International Finance Corp.	2.00%	10/24/2022	3,000,000	3,069,000
International Finance Corp.	2.13%	04/07/2026	6,000,000	6,348,900

Total investment in supranational bonds (4.3%) (cost $19,149,021)				19,793,278

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2021 (unaudited) (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
U.S. Treasury	1.13%	07/31/2021	2,000,000	2,001,790
U.S. Treasury	2.50%	01/15/2022	4,500,000	4,558,883
U.S. Treasury	2.38%	03/15/2022	3,000,000	3,048,516
U.S. Treasury	0.13%	05/31/2022	3,000,000	3,000,703
U.S. Treasury	0.13%	06/30/2022	2,000,000	2,000,469
U.S. Treasury	1.75%	07/15/2022	3,000,000	3,051,094
U.S. Treasury	1.88%	08/31/2022	2,000,000	2,040,781
U.S. Treasury	1.63%	11/15/2022	3,000,000	3,060,586
U.S. Treasury	1.38%	02/15/2023	4,000,000	4,076,719
U.S. Treasury	2.50%	03/31/2023	2,000,000	2,079,688
U.S. Treasury	2.88%	10/31/2023	3,000,000	3,178,125
U.S. Treasury	2.50%	01/31/2024	2,000,000	2,110,078
U.S. Treasury	2.38%	02/29/2024	3,000,000	3,158,086
U.S. Treasury	2.13%	03/31/2024	3,000,000	3,140,742
U.S. Treasury	2.00%	05/31/2024	1,000,000	1,045,117
U.S. Treasury	1.75%	06/30/2024	2,000,000	2,077,188
U.S. Treasury	1.75%	07/31/2024	3,000,000	3,117,891
U.S. Treasury	1.25%	08/31/2024	2,000,000	2,047,344
U.S. Treasury	2.25%	11/15/2024	3,000,000	3,171,680
U.S. Treasury	1.50%	11/30/2024	2,000,000	2,063,906
U.S. Treasury	1.38%	01/31/2025	1,500,000	1,541,426
U.S. Treasury	2.00%	02/15/2025	3,000,000	3,150,586
U.S. Treasury	0.50%	03/31/2025	1,000,000	995,273
U.S. Treasury	0.38%	04/30/2025	2,000,000	1,979,141
U.S. Treasury	0.25%	06/30/2025	2,000,000	1,965,156
U.S. Treasury	2.25%	11/15/2025	3,000,000	3,192,656
U.S. Treasury	0.38%	12/31/2025	2,000,000	1,962,891
U.S. Treasury	2.63%	01/31/2026	2,000,000	2,164,219
U.S. Treasury	2.25%	03/31/2026	2,000,000	2,132,344
U.S. Treasury	1.88%	07/31/2026	4,000,000	4,198,281
U.S. Treasury	2.00%	11/15/2026	3,000,000	3,167,344
U.S. Treasury	1.63%	11/30/2026	2,000,000	2,072,188
U.S. Treasury	2.25%	02/15/2027	2,000,000	2,138,594
U.S. Treasury	0.63%	03/31/2027	1,000,000	978,945
U.S. Treasury	0.50%	06/30/2027	2,000,000	1,935,625
U.S. Treasury	2.25%	08/15/2027	3,000,000	3,210,117
U.S. Treasury	0.38%	09/30/2027	1,000,000	955,898
U.S. Treasury	0.63%	12/31/2027	1,000,000	967,422
U.S. Treasury	2.75%	02/15/2028	3,000,000	3,307,500
U.S. Treasury	2.88%	08/15/2028	3,000,000	3,338,555
U.S. Treasury	2.63%	02/15/2029	2,000,000	2,194,688
U.S. Treasury	1.63%	08/15/2029	1,500,000	1,535,332
U.S. Treasury	0.63%	08/15/2030	2,500,000	2,330,957
U.S. Treasury	3.50%	02/15/2039	2,000,000	2,503,047
U.S. Treasury	3.13%	11/15/2041	1,000,000	1,192,813
U.S. Treasury	2.75%	08/15/2042	1,000,000	1,127,539
U.S. Treasury	3.00%	05/15/2045	1,000,000	1,180,039
U.S. Treasury	2.75%	11/15/2047	1,500,000	1,708,301
U.S. Treasury	3.00%	08/15/2048	2,000,000	2,389,141
U.S. Treasury	2.88%	05/15/2049	2,000,000	2,343,125
U.S. Treasury	2.25%	08/15/2049	3,000,000	3,109,570
U.S. Treasury	2.00%	02/15/2050	1,000,000	983,008
U.S. Treasury	1.25%	05/15/2050	4,500,000	3,676,816
U.S. Treasury	1.38%	08/15/2050	2,000,000	1,687,188
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,184,890	1,189,657

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2021 (unaudited) (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,179,910	1,206,366
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,126,130	1,236,514
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,274,740	1,541,124
U.S. Treasury (TIPS)	0.63%	02/15/2043	2,323,100	2,778,736

Total investment in U.S. government treasury bonds (29.6%) (cost $131,581,801)				135,297,508

Total investment in long-term securities (96.0%) (cost $432,080,609)				438,873,099

Short-Term Securities

Certificates of Deposit (0.1%) a
Beneficial State Bank	0.30%	10/23/2021	250,000	246,877
Citizens Bank Trust	0.10%	10/06/2021	250,000	247,317

				494,194

Time Deposits (4.6%)
BBVA, Madrid	0.01%	07/01/2021	21,043,635	21,043,635

U.S. Treasury Bill (0.7%)
U.S. Treasury Bill	1.50%	09/30/2021	3,000,000	3,010,775

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.0%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.03%			26,000

Total short-term securities (5.4%) (cost $24,574,604)				24,574,604

Total securities (101.4%) (cost $456,655,213)				463,447,703

Payable upon return of securities loaned (0.0%)				(26,000)

Other assets and liabilities (-1.4%)				(6,204,774)

Total net assets (100.0%)				457,216,929

l This security, or partial position of this security, was on loan at June 30, 2021. The total value of the securities on loan at June 30, 2021 was $25,420.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

plc Public Limited Company
LP Limited Partnership
TIPS Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Statement of Assets and Liabilities

June 30, 2021 (unaudited)

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund

Assets

Investments in stocks and bonds, at market value – Unaffiliated
(cost $18,387,675,119, $5,484,166,085, $3,474,802,043, $728,312,161, $432,080,609)	$27,908,735,873	$7,426,134,319

Investments in stocks, at market value – Affiliated

(cost of $0, $324,361,291, $0, $0, $0)	-	326,021,445

Investments in short-term securities

(at cost which approximates market value)	641,585,132	292,207,596

Receivables

Investment securities sold	-	-

Dividends and interest	17,133,369	6,115,611

Capital shares sold	50,019,951	11,493,042

Other assets	216,786	84,525

Total assets	$28,617,691,111	$8,062,056,538

Liabilities

Payable upon return of loaned securities	36,488,732	43,942,638

Payable for investment securities purchased	29,385,600	18,423,067

Capital shares redeemed	21,273,855	8,800,591

Fees payable to Parnassus Investments	13,761,888	4,752,207

Distributions payable	1,595,386	-

Accounts payable and accrued expenses	3,076,890	1,022,850

Total liabilities	$105,582,351	$76,941,353

Net assets	$28,512,108,760	$7,985,115,185

Net assets consist of

Capital paid-in	16,984,340,693	5,609,999,671

Total Distributable Earnings	11,527,768,067	2,375,115,514

Total net assets	$28,512,108,760	$7,985,115,185

Net asset value and offering per share

Net assets investor shares	$14,247,580,328	$3,016,872,673

Net assets institutional shares	$14,264,528,432	$4,968,242,512

Shares outstanding investor shares	231,268,494	67,737,905

Shares outstanding institutional shares	231,083,361	111,186,460

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$61.61	$44.54

Institutional shares	$61.73	$44.68

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund

$4,812,040,838	$1,126,639,766	$438,873,099

-	-	-

168,987,265	34,071,202	24,574,604

2,478,353	-	-

3,714,235	113,352	3,164,421

9,632,679	134,492	388,921

25,877	16,662	31,380

$4,996,879,247	$1,160,975,474	$467,032,425

13,405,263	13,195,180	26,000

37,237,384	-	9,163,373

1,766,060	234,849	394,160

2,718,485	589,777	115,582

-	-	30,036

1,090,944	529,402	86,345

$56,218,136	$14,549,208	$9,815,496

$4,940,661,111	$1,146,426,266	$457,216,929

2,812,063,266	690,572,796	447,991,249

2,128,597,845	455,853,470	9,225,680

$4,940,661,111	$1,146,426,266	$457,216,929

$3,361,467,198	$901,318,565	$238,260,429

$1,579,193,913	$245,107,701	$218,956,500

55,132,323	13,631,311	13,590,561

25,848,293	3,701,042	12,485,660

$60.97	$66.12	$17.53

$61.09	$66.23	$17.54

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Statement of Operations

Six Months Ended June 30, 2021 (unaudited)

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund

Investment income

Dividends – Unaffiliated	$151,355,465	$32,275,103

Dividends – Affiliated	-	274,235

Interest	33,084	9,950

Securities lending	2,182	4,272

Foreign withholding tax	-	-

Total investment income	$151,390,731	$32,563,560

Expenses

Investment advisory fees	72,798,689	26,252,940

Transfer agent fees

Investor shares	113,170	40,766

Institutional shares	31,818	8,074

Fund administration	3,917,341	1,142,642

Service provider fees	13,168,818	2,986,080

Reports to shareholders	592,818	294,445

Registration fees and expenses	231,397	52,231

Custody fees	220,094	65,668

Professional fees	161,704	112,109

Trustee fees and expenses	172,745	51,837

Proxy voting fees	1,929	1,929

Pricing service fees	4,709	4,709

Interest expenses	163,338	62,524

Other expenses	108,711	32,434

Total expenses	$91,687,281	$31,108,388

Fees waived by Parnassus Investments	-	(66,745)

Net expenses	$91,687,281	$31,041,643

Net investment gain (loss)	$59,703,450	$1,521,917

Realized and unrealized gain (loss) on investments

Net realized gain from securities transactions – Unaffiliated	2,015,023,294	623,261,859

Net change in unrealized appreciation (depreciation) of securities – Unaffiliated	1,541,069,153	43,493,875

Net change in unrealized appreciation of securities – Affiliated	-	1,660,154

Net realized and unrealized gain (loss) on securities	$3,556,092,447	$668,415,888

Net increase (decrease) in net assets resulting from operations	$3,615,795,897	$669,937,805

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund

$32,430,164	$1,545,391	$239,718

-	-	-

7,660	1,172	4,499,482

948	7,926	2,092

(125,410)	(32,671)	-

$32,313,362	$1,521,818	$4,741,292

13,427,393	3,351,787	990,294

65,232	98,117	32,892

8,442	7,451	4,514

619,854	167,499	64,582

2,699,848	561,891	226,986

144,233	40,222	21,879

45,587	21,741	37,297

30,893	11,665	5,329

49,572	20,594	11,280

24,522	8,275	2,967

1,929	1,929	-

4,709	4,709	6,044

28,212	27,791	-

17,849	6,911	4,301

$17,168,275	$4,330,582	$1,408,365

(73,419)	-	(188,475)

$17,094,856	$4,330,582	$1,219,890

$15,218,506	$(2,808,764)	$3,521,402

750,138,688	37,828,753	521,945

121,064,114	46,789,895	(11,211,407)

-	-	-

$871,202,802	$84,618,648	$(10,689,462)

$886,421,308	$81,809,884	$(7,168,060)

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Statement of Changes in Net Assets

June 30, 2021

	Parnassus Core Equity Fund		Parnassus Mid Cap Fund
	Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31, 2020

Investment income from operations

Net investment income (loss)	$59,703,450	$153,368,333	$1,521,917	$26,264,287

Net realized gain (loss) from securities transactions	2,015,023,294	741,098,075	623,261,859	(199,386,087)

Net change in unrealized appreciation (depreciation) of securities	1,541,069,153	3,092,210,354	45,154,029	1,168,374,443

Increase (decrease) in net assets resulting from operations	$3,615,795,897	$3,986,676,762	$669,937,805	$995,252,643

Net Dividends and Distributions

Investor shares	(24,095,346)	(657,168,596)	-	(9,978,689)

Institutional shares	(36,152,986)	(636,504,722)	-	(21,299,664)

Distributions to shareholders	$(60,248,332)	$(1,293,673,318)	$-	$(31,278,353)

Capital share transactions

Investor shares

Proceeds from sale of shares	1,751,346,335	2,307,443,671	411,892,309	819,746,243

Reinvestment of dividends	23,898,201	652,240,377	-	9,718,366

Shares repurchased	(1,241,766,274)	(2,392,707,299)	(398,715,975)	(803,919,387)

Institutional shares

Proceeds from sale of shares	2,436,899,758	3,610,349,208	914,464,996	1,727,799,826

Reinvestment of dividends	33,542,800	597,355,677	-	18,571,623

Shares repurchased	(1,274,678,530)	(2,900,050,130)	(573,085,249)	(850,082,218)

Increase (decrease) in net assets from capital share transactions	1,729,242,290	1,874,631,504	354,556,080	921,834,453

Increase (decrease) in net assets	$5,284,789,855	$4,567,634,948	$1,024,493,886	$1,885,808,743

Net Assets

Beginning of year	23,227,318,905	18,659,683,957	6,960,621,299	5,074,812,556

End of period	$28,512,108,760	$23,227,318,905	$7,985,115,185	$6,960,621,299

Shares issued and redeemed

Investor shares

Shares sold	30,537,405	48,613,352	9,735,660	24,537,048

Shares issued through dividend reinvestment	399,451	12,829,100	-	246,511

Shares repurchased	(21,593,925)	(52,109,756)	(9,414,717)	(24,210,026)

Institutional shares

Shares sold	42,113,365	78,089,002	21,595,934	52,321,550

Shares issued through dividend reinvestment	560,160	11,748,549	-	466,919

Shares repurchased	(22,200,766)	(63,102,761)	(13,444,957)	(25,232,259)

Net increase (decrease) in shares outstanding

Investor shares	9,342,931	9,332,696	320,943	573,533

Institutional shares	20,472,759	26,734,790	8,150,977	27,556,210

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Parnassus Endeavor Fund		Parnassus Mid Cap Growth Fund		Parnassus Fixed Income Fund
Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31, 2020

$15,218,506	$24,731,885	$(2,808,764)	$(226,167)	$3,521,402	$5,294,233

750,138,688	93,711,988	37,828,753	74,350,625	521,945	6,338,213

121,064,114	498,769,012	46,789,895	168,664,778	(11,211,407)	9,421,330

$886,421,308	$617,212,885	$81,809,884	$242,789,236	$(7,168,060)	$21,053,776

-	(15,706,961)	-	(43,080,181)	(1,853,738)	(4,413,996)

-	(8,893,207)	-	(10,794,133)	(1,648,859)	(2,890,281)

$-	$(24,600,168)	$-	$(53,874,314)	$(3,502,597)	$(7,304,277)

838,982,156	223,361,798	32,826,664	59,050,831	52,934,449	111,108,953

-	15,392,042	-	42,082,213	1,819,992	4,338,710

(320,930,743)	(1,125,707,788)	(56,451,595)	(197,185,648)	(43,485,700)	(51,490,750)

461,414,507	253,792,475	24,752,539	35,584,872	87,859,269	112,578,748

-	7,296,726	-	9,962,328	1,551,862	2,730,820

(189,159,519)	(544,800,948)	(15,593,429)	(45,501,407)	(29,959,062)	(25,930,119)

790,306,401	(1,170,665,695)	(14,465,821)	(96,006,811)	70,720,810	153,336,362

$1,676,727,709	$(578,052,978)	$67,344,063	$92,908,111	$60,050,153	$167,085,861

3,263,933,402	3,841,986,380	1,079,082,203	986,174,092	397,166,776	230,080,915

$4,940,661,111	$3,263,933,402	$1,146,426,266	$1,079,082,203	$457,216,929	$397,166,776

14,539,200	6,112,805	522,734	1,180,877	3,020,757	6,207,894

-	319,868	-	742,640	104,558	241,863

(5,739,990)	(31,799,987)	(891,409)	(3,849,766)	(2,497,144)	(2,881,906)

8,068,792	7,275,798	386,815	686,991	5,031,854	6,284,885

-	151,479	-	175,681	89,129	152,065

(3,427,449)	(15,132,100)	(246,693)	(919,258)	(1,721,211)	(1,453,499)

8,799,210	(25,367,314)	(368,675)	(1,926,249)	628,171	3,567,851

4,641,343	(7,704,823)	140,122	(56,586)	3,399,772	4,983,451

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2021

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of five separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Mid Cap Growth Fund, which commenced operations on December 27, 1984, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund, both of which commenced operations on April 29, 2005. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund and effective May 1, 2020, the name of the Parnassus Fund changed to the Parnassus Mid Cap Growth Fund.

2. Significant Accounting Policies

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The presentation of the financial statements is made using specialized accounting principles applicable to investment companies.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as broker service fees, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

3. Securities Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Mortgage-backed and asset-backed securities are valued as determined by the pricing services based on methods

Semiannual Report • 2021

Notes to Financial Statements (continued)

which include standard inputs and cashflows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.05% to 1.00% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1 – unadjusted quoted prices in active markets for identical investments, Level 2 – other significant observable inputs (including quoted prices for similar investments) and Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned.

The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset in the Portfolio of Investments (securities purchased with cash collateral from securities lending). The related liability

Semiannual Report • 2021

Notes to Financial Statements (continued)

(payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

At June 30, 2021, the following tables are a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under the agreement:

Parnassus Core Equity Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets Inc.	4,036,155	(4,036,155)	-
Citigroup Global Markets Inc.	14,232,961	(14,232,961)	-
Citigroup Global Markets Inc.	5,420,486	(5,420,486)	-
Citigroup Global Markets Inc.	1,771,973	(1,771,973)	-
Citigroup Global Markets Inc.	3,434,508	(3,434,508)	-
Citigroup Global Markets Inc.	3,434,508	(3,434,508)	-
Citigroup Global Markets Inc.	3,434,508	(3,434,508)	-
Total	35,765,099	(35,765,099)	-

Parnassus Mid Cap Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BMO Capital Markets Corp.	143,520	(143,520)	-
BMO Capital Markets Corp.	279,288	(279,288)	-
Citigroup Global Markets Inc	630,984	(630,984)	-
Citigroup Global Markets Inc	721,726	(721,726)	-
Citigroup Global Markets Inc	721,726	(721,726)	-
Citigroup Global Markets Inc	1,017,184	(1,017,184)	-
Citigroup Global Markets Inc	1,402,172	(1,402,172)	-
Citigroup Global Markets Inc	1,402,172	(1,402,172)	-
Citigroup Global Markets Inc	1,358,512	(1,358,512)	-
Citigroup Global Markets Inc	1,603,446	(1,603,446)	-
Citigroup Global Markets Inc	426,748	(426,748)	-
Citigroup Global Markets Inc	426,748	(426,748)	-
Citigroup Global Markets Inc	1,432,654	(1,432,654)	-
Citigroup Global Markets Inc	1,432,654	(1,432,654)	-
Citigroup Global Markets Inc	1,432,654	(1,432,654)	-
Citigroup Global Markets Inc	287,040	(287,040)	-
Citigroup Global Markets Inc	287,040	(287,040)	-
Citigroup Global Markets Inc	287,040	(287,040)	-
Citigroup Global Markets Inc	1,419,707	(1,419,707)	-
Citigroup Global Markets Inc	1,603,446	(1,603,446)	-
Citigroup Global Markets Inc	287,040	(287,040)	-
Citigroup Global Markets Inc	630,864	(630,864)	-
Citigroup Global Markets Inc	735,540	(735,540)	-
J.P. Morgan Securities LLC	291,078	(291,078)	-
J.P. Morgan Securities LLC	178,038	(178,038)	-

Semiannual Report • 2021

Notes to Financial Statements (continued)

Parnassus Mid Cap Fund (continued)
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
J.P. Morgan Securities LLC	52,281	(52,281)	-
National Financial Services LLC	41,376	(41,376)	-
National Financial Services LLC	94,540	(94,540)	-
National Financial Services LLC	94,540	(94,540)	-
National Financial Services LLC	66,208	(66,208)	-
National Financial Services LLC	94,540	(94,540)	-
National Financial Services LLC	318,730	(318,730)	-
National Financial Services LLC	82,760	(82,760)	-
National Financial Services LLC	324,112	(324,112)	-
National Financial Services LLC	351,696	(351,696)	-
National Financial Services LLC	386,176	(386,176)	-
National Financial Services LLC	49,455	(49,455)	-
National Financial Services LLC	182,744	(182,744)	-
National Financial Services LLC	730,976	(730,976)	-
National Financial Services LLC	279,288	(279,288)	-
National Financial Services LLC	191,238	(191,238)	-
National Financial Services LLC	48,272	(48,272)	-
National Financial Services LLC	1,530,279	(1,530,279)	-
National Financial Services LLC	220,672	(220,672)	-
National Financial Services LLC	318,730	(318,730)	-
National Financial Services LLC	191,238	(191,238)	-
National Financial Services LLC	165,504	(165,504)	-
National Financial Services LLC	187,929	(187,929)	-
National Financial Services LLC	575,816	(575,816)	-
National Financial Services LLC	87,606	(87,606)	-
National Financial Services LLC	68,960	(68,960)	-
National Financial Services LLC	399,968	(399,968)	-
National Financial Services LLC	2,648,320	(2,648,320)	-
National Financial Services LLC	281,384	(281,384)	-
National Financial Services LLC	148,968	(148,968)	-
National Financial Services LLC	57,933	(57,933)	-
National Financial Services LLC	159,365	(159,365)	-
National Financial Services LLC	382,476	(382,476)	-
National Financial Services LLC	79,304	(79,304)	-
National Financial Services LLC	11,238,809	(11,238,809)	-
Scotia Capital (USA) Inc	98,910	(98,910)	-
Scotia Capital (USA) Inc	230,319	(230,319)	-
Scotia Capital (USA) Inc	70,650	(70,650)	-
Scotia Capital (USA) Inc	89,019	(89,019)	-
Total	43,060,112	(43,060,112)	-

Semiannual Report • 2021

Notes to Financial Statements (continued)

Parnassus Endeavor Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets Inc.	2,194,926	(2,194,926)	-
Citigroup Global Markets Inc.	5,696,920	(5,696,920)	-
Citigroup Global Markets Inc.	2,028,194	(2,028,194)	-
Citigroup Global Markets Inc.	2,063,384	(2,063,384)	-
Citigroup Global Markets Inc.	1,051,659	(1,051,659)	-
National Financial Services LLC	104,256	(104,256)	-
Total	13,139,339	(13,139,339)	-

Parnassus Mid Cap Growth Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	64,372	(64,372)	-
BMO Capital Markets	158,590	(158,590)	-
BofA Securities Inc.	592,980	(592,980)	-
J.P. Morgan Securities LLC	2,634,933	(2,634,933)	-
J.P. Morgan Securities LLC	5,634,090	(5,634,090)	-
J.P. Morgan Securities LLC	927,633	(927,633)	-
Morgan Stanley & Co. LLC	591,864	(591,864)	-
Morgan Stanley & Co. LLC	1,582,098	(1,582,098)	-
National Financial Services LLC	358,239	(358,239)	-
National Financial Services LLC	358,239	(358,239)	-
Total	12,903,038	(12,903,038)	-

Parnassus Fixed Income Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	25,420	(25,420)	-
Total	25,420	(25,420)	-

1 Collateral value of $36,488,732, $43,943,638, $13,405,263, $13,195,180 and $26,000 has been received in connection with securities lending agreements for Parnassus Core Equity Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Mid Cap Growth Fund and Parnassus Fixed Income Fund, respectively. Collateral received in excess of the value of the securities loaned from the individual counterparty is shown for financial reporting purposes in the Funds’ financial statements.

As of June 30, 2021, the contractual maturity date is overnight and continuous for the gross obligation of the equity securities on loan in the Parnassus Core Equity Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Mid Cap Growth Fund in the amounts of $36,488,732, $43,943,638, $13,405,263, $13,195,180, respectively, and preferred stock securities on loan in the Parnassus Fixed Income Fund of $26,000.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

Semiannual Report • 2021

Notes to Financial Statements (continued)

As part of our community development investment program, the Parnassus Core Equity Fund, Parnassus Endeavor Fund and Parnassus Mid Cap Growth Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured; however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

On July 6, 2021, the Advisor announced that it had entered into a definitive agreement to sell a majority equity interest in Parnassus Investments to Affiliated Managers Group, Inc. (“AMG”). Because completion of the transaction with AMG would cause the investment advisory agreements between the Parnassus Funds and the Advisor to terminate automatically, in accordance with the Investment Company Act of 1940, the Parnassus Funds have filed a definitive proxy statement to solicit shareholder approval of new investment advisory agreements to become effective upon completion of the transaction between the Advisor and AMG.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Funds may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

Semiannual Report • 2021

Notes to Financial Statements (continued)

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not generally subject to examination by U.S. federal taxing authorities before 2018 or state taxing authorities before 2017.

Tax Matters and Distributions

At June 30, 2021, the cost of investments in securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
Cost of investment	$18,387,675,119	$5,808,527,376	$3,474,802,043	$728,312,161	$432,080,609
Gross unrealized appreciation	$9,652,997,558	$2,015,805,535	$1,344,822,439	$410,513,160	$11,166,332
Gross unrealized depreciation	$(131,936,804)	$(72,177,147)	$(7,583,644)	$(12,185,555)	$(4,373,842)
Net unrealized appreciation	$9,521,060,754	$1,943,628,388	$1,337,238,795	$398,327,605	$6,792,490

Net realized gains differ for financial statement and income tax purposes primarily due to differing treatments of wash sales. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2020. Additional permanent book to tax adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income, utilization of equalization and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

Semiannual Report • 2021

Notes to Financial Statements (continued)

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of June 30, 2021, that is valued at fair value on a recurring basis:

Parnassus Core Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$3,375,439,300	$-	$-	$3,375,439,300

Consumer Discretionary	1,677,622,282	-	-	1,677,622,282

Consumer Staples	2,230,091,476	-	-	2,230,091,476

Financials	2,934,158,042	-	-	2,934,158,042

Health Care	3,077,206,772	-	-	3,077,206,772

Industrials	4,184,120,731	-	-	4,184,120,731

Information Technology	7,965,447,045	-	-	7,965,447,045

Materials	845,083,532	-	-	845,083,532

Real Estate	1,619,566,693	-	-	1,619,566,693

Short-Term Investments	635,357,546	-	6,227,586	641,585,132
Total	$28,544,093,419	$-	$6,227,586	$28,550,321,005

Parnassus Mid Cap Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$273,269,025	$-	$-	$273,269,025

Consumer Discretionary	855,648,822	-	-	855,648,822

Consumer Staples	417,465,905	-	-	417,465,905

Financials	738,662,441	-	-	738,662,441

Health Care	1,246,773,318	-	-	1,246,773,318

Industrials	1,368,140,672	-	-	1,368,140,672

Information Technology	1,750,535,842	-	-	1,750,535,842

Materials	206,039,663	-	-	206,039,663

Real Estate	677,353,158	-	-	677,353,158

Utilities	218,266,918	-	-	218,266,918

Short-Term Investments	290,564,970	-	1,642,625	292,207,595
Total	$8,042,720,734	$-	$1,642,625	$8,044,363,359

Parnassus Endeavor Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$396,167,332	$-	$-	$396,167,332

Consumer Discretionary	361,177,260	-	-	361,177,260

Financials	1,069,527,908	-	-	1,069,527,908

Health Care	1,128,238,678	-	-	1,128,238,678

Industrials	369,744,555	-	-	369,744,555

Information Technology	1,367,950,524	-	-	1,367,950,524

Real Estate	119,234,581	-	-	119,234,581

Short-Term Investments	167,577,190	-	1,410,075	168,987,265
Total	$4,979,618,028	$-	$1,410,075	$4,981,028,103

Semiannual Report • 2021

Notes to Financial Statements (continued)

Parnassus Mid Cap Growth Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$66,034,832	$-	$-	$66,034,832

Consumer Discretionary	152,224,291	-	-	152,224,291

Consumer Staples	16,649,694	-	-	16,649,694

Financials	104,552,309	-	-	104,552,309

Health Care	235,889,092	-	-	235,889,092

Industrials	168,085,075	-	-	168,085,075

Information Technology	383,204,474	-	-	383,204,474

Short-Term Investments	32,758,711	-	1,312,490	34,071,201
Total	$1,159,398,478	$-	$1,312,490	$1,160,710,968

Parnassus Fixed Income Fund

Investment Securities	Level 1	Level 2	Level 3	Total

Preferred Stocks	$12,526,436	$-	$-	$12,526,436

Corporate Bonds	269,914,277	-	-	269,914,277

Convertible Bonds	1,341,600	-	-	1,341,600

Supranational Bonds	19,793,278	-	-	19,793,278

U.S. Government Treasury Bonds	135,297,508	-	-	135,297,508

Short-Term Investments	24,080,410	-	494,194	24,574,604
Total	$462,953,509	$-	$494,194	$463,447,703

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of June 30, 2021:

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans	Certificates of Deposit	Certificates of Deposit

Balance as of December 31, 2020	$3,347,818	$742,330	$1,087,156	$1,137,122	$484,227

Discounts/premiums amortization	(124,747)	(49,705)	(28,210)	(25,761)	9,967

Purchases	5,904,515	1,700,000	1,201,129	1,251,129	-

Sales	(2,900,000)	(750,000)	(850,000)	(1,050,000)	-
Balance as of June 30, 2021	$6,227,586	$1,642,625	$1,410,075	$1,312,490	$494,194

Semiannual Report • 2021

Notes to Financial Statements (continued)

Quantitative information about Level 3 fair value measurement:

	Fair Value at June 30, 2021	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Core Equity Fund
Certificates of Deposit	$3,912,752	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$2,314,834	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Fund
Certificates of Deposit	$972,740	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$669,885	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Endeavor Fund
Certificates of Deposit	$1,217,624	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$192,451	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Growth Fund
Certificates of Deposit	$927,234	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$385,256	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Fixed Income Fund
Certificates of Deposit	$494,194	Liquidity Discount	Discount for Lack of Marketability	4%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

Semiannual Report • 2021

Notes to Financial Statements (continued)

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended June 30, 2021 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Core Equity Fund	$-	$8,214,924,136	$-	$5,996,103,202
Parnassus Mid Cap Fund	220,466,756	2,655,302,431	-	2,323,524,407
Parnassus Endeavor Fund	-	2,409,785,607	-	1,990,541,704
Parnassus Mid Cap Growth Fund	-	277,009,798	-	396,254,229
Parnassus Fixed Income Fund	-	297,532,454	-	135,305,330

The above includes purchases and sales of U.S. Government securities in the amount of $28,672,931 and $29,578,086, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Endeavor Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. Parnassus

Mid Cap Growth Fund: 0.70% of the first $100,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000.

For the six-month period ended June 30, 2021, Parnassus Investments has contractually agreed to limit total operating expenses to 0.98% of the net assets of the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares, 0.94% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.71% of net assets for the Parnassus Endeavor Fund Institutional Shares, 0.83% of the net assets of the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of the net assets of the Parnassus Mid Cap Growth Fund – Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the six-month period ended June 30, 2021, Parnassus Investments has contractually agreed to limit total operating expenses to 0.84% of net assets of the Parnassus Core Equity Fund – Investor Shares and to 0.62% of net assets for the Parnassus Core Equity Fund – Institutional Shares and 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.45% of net assets for the Parnassus Fixed Income Fund – Institutional Shares.

The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets at the following annual rates: 0.08% of the first $500,000,000, 0.07% of the next $500,000,000 and 0.03% of the amount above $1,000,000,000. The fund administration services fee was 0.02% of average net assets under this new agreement for the six-month period ended June 30, 2021.

The Advisor has appointed Brown Brothers Harriman as a sub administrator to the Funds. Brown Brothers Harriman provides day-to-day operational services to each Fund including, but not limited to fund accounting services. The fees payable to Brown Brothers Harriman for sub administrative services are paid by the Advisor and not the Funds. Custodian fees are paid by the Funds.

Semiannual Report • 2021

The Funds have a shareholder services agreement with Ultimus Financial Solutions under which the Funds compensate Ultimus Financial Solutions for providing transfer agent services to each of the Funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing.

10. Investments in affiliates

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a Fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2021, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at a level below 5%.

A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2021 is set forth below.

	Beginning shares as of January 1, 2021	Shares purchased	Shares sold	Ending shares as of June 30, 2021	Market Value of affiliates at June 30, 2021	Net realized gain (loss) at June 30, 2021	Net unrealized appreciation (depreciation) at June 30, 2021	Dividend Income at June 30, 2021

Parnassus Mid Cap Fund

Name of Company:

Grocery Outlet Holding Corp.	2,736,555	3,014,304	-	5,750,859	$199,324,773	$-	$(14,262,679)	$-

Levi Strauss & Co., Class A	4,570,587	-	-	4,570,587	126,696,672	-	15,922,833	274,235
Total Affiliates					$326,021,445	$-	$1,660,154	$274,235

Semiannual Report • 2021

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for the six-month period ended June 30, 2021 and each of the five years ended December 31 are as follows:

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Core Equity Fund – Investor Shares
Six-Month Period Ended June 30, 2021 (unaudited)	$53.65	$0.10	$7.97	$8.07	$(0.11)	$-	$(0.11)
2020	47.03	0.33	9.44	9.77	(0.31)	(2.84)	(3.15)
2019	38.99	0.36	11.45	11.81	(0.34)	(3.43)	(3.77)
2018	42.67	0.45	(0.38)	0.07	(0.44)	(3.31)	(3.75)
2017	39.29	0.45	5.98	6.43	(0.55)	(2.50)	(3.05)
2016	36.97	0.39	3.42	3.81	(0.40)	(1.09)	(1.49)
Parnassus Core Equity Fund – Institutional Shares
Six-Month Period Ended June 30, 2021 (unaudited)	53.75	0.16	7.98	8.14	(0.16)	-	(0.16)
2020	47.10	0.44	9.46	9.90	(0.41)	(2.84)	(3.25)
2019	39.05	0.46	11.47	11.93	(0.45)	(3.43)	(3.88)
2018	42.73	0.55	(0.37)	0.18	(0.55)	(3.31)	(3.86)
2017	39.35	0.55	5.98	6.53	(0.65)	(2.50)	(3.15)
2016	37.03	0.48	3.41	3.89	(0.48)	(1.09)	(1.57)
Parnassus Mid Cap Fund – Investor Shares
Six-Month Period Ended June 30, 2021 (unaudited)	40.78	(0.02)	3.78	3.76	-	-	-
2020	35.63	0.12	5.18	5.30	(0.08)	(0.07)	(0.15)
2019	28.86	0.17	8.08	8.25	(0.18)	(1.30)	(1.48)
2018	32.07	0.23	(2.32)	(2.09)	(0.22)	(0.90)	(1.12)
2017	28.87	0.26	4.29	4.55	(0.48)	(0.87)	(1.35)
2016	25.56	0.21	3.90	4.11	(0.11)	(0.69)	(0.80)
Parnassus Mid Cap Fund – Institutional Shares
Six-Month Period Ended June 30, 2021 (unaudited)	40.87	0.03	3.78	3.81	-	-	-
2020	35.68	0.20	5.20	5.40	(0.14)	(0.07)	(0.21)
2019	28.90	0.27	8.07	8.34	(0.26)	(1.30)	(1.56)
2018	32.11	0.31	(2.33)	(2.02)	(0.29)	(0.90)	(1.19)
2017	28.90	0.34	4.29	4.63	(0.55)	(0.87)	(1.42)
2016	25.57	0.27	3.89	4.16	(0.14)	(0.69)	(0.83)
Parnassus Endeavor Fund – Investor Shares
Six-Month Period Ended June 30, 2021 (unaudited)	48.31	0.17	12.49	12.66	-	-	-
2020	38.18	0.28	10.19	10.47	(0.34)	-	(0.34)
2019	28.87	0.25	9.36	9.61	(0.30)	-	(0.30)
2018	37.18	0.38	(5.13)	(4.75)	(0.52)	(3.04)	(3.56)
2017	32.99	0.34	6.20	6.54	(0.77)	(1.58)	(2.35)
2016	28.07	0.19	5.80	5.99	(0.32)	(0.75)	(1.07)

Semiannual Report • 2021

Net Asset Value End of Period	Total Overall Return	Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$61.61	15.04%	$14,247,580	0.82%	0.82%	0.37%	17.40%
53.65	21.19	11,906,386	0.84	0.84	0.69	37.15
47.03	30.69	9,998,994	0.86	0.86	0.78	36.88
38.99	(0.18)	8,172,571	0.87	0.87	1.03	31.43
42.67	16.58	9,870,059	0.87	0.87	1.09	24.52
39.29	10.41	10,200,768	0.87	0.87	1.03	22.89

61.73	15.16	14,264,528	0.61	0.61	0.57	17.40%
53.75	21.47	11,320,933	0.62	0.62	0.91	37.15
47.10	30.96	8,660,689	0.63	0.63	1.02	36.88
39.05	0.05	6,543,658	0.63	0.63	1.24	31.43
42.73	16.81	6,245,179	0.64	0.64	1.31	24.52
39.35	10.61	4,597,160	0.66	0.66	1.25	22.89

44.54	9.22	3,016,873	0.96	0.96	(0.09)	22.35
40.78	14.88	2,749,355	0.98	0.98	0.34	41.00
35.63	28.75	2,381,822	1.01	0.99	0.48	28.27
28.86	(6.64)	1,752,821	1.02	0.99	0.71	31.52
32.07	15.79	2,021,276	1.01	0.99	0.83	33.27
28.87	16.07	1,490,587	1.01	0.99	0.75	18.81

44.68	9.32	4,968,243	0.75	0.75	0.12	22.35
40.87	15.16	4,211,267	0.76	0.75	0.58	41.00
35.68	29.02	2,692,990	0.75	0.75	0.77	28.27
28.90	(6.39)	1,073,093	0.75	0.75	0.95	31.52
32.11	16.04	780,372	0.75	0.75	1.09	33.27
28.90	16.28	285,182	0.80	0.80	0.95	18.81

60.97	26.21	3,361,467	0.91	0.91	0.69	32.20
48.31	27.42	2,238,344	0.94	0.94	0.75	52.77
38.18	33.29	2,737,805	0.97	0.95	0.73	57.29
28.87	(13.49)	2,758,361	0.95	0.95	1.04	70.96
37.18	19.81	4,185,857	0.92	0.92	0.94	43.21
32.99	21.42	2,507,515	0.97	0.95	0.64	34.08

Semiannual Report • 2021

Financial Highlights (continued)

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Endeavor Fund – Institutional Shares
Six-Month Period Ended June 30, 2021 (unaudited)	$48.36	$0.22	$12.51	$12.73	$-	$-	$-
2020	38.19	0.36	10.22	10.58	(0.41)	-	(0.41)
2019	28.89	0.34	9.36	9.70	(0.40)	-	(0.40)
2018	37.21	0.46	(5.13)	(4.67)	(0.61)	(3.04)	(3.65)
2017	33.01	0.41	6.21	6.62	(0.84)	(1.58)	(2.42)
2016	28.06	0.24	5.83	6.07	(0.37)	(0.75)	(1.12)
Parnassus Mid Cap Growth Fund – Investor Shares
Six-Month Period Ended June 30, 2021 (unaudited)	61.44	(0.17)	4.85	4.68	-	-	-
2020	50.47	(0.02)	14.19	14.17	(0.06)	(3.14)	(3.20)
2019	40.54	0.29	11.77	12.06	(1.28)	(0.85)	(2.13)
2018	48.27	0.50	(5.01)	(4.51)	(0.54)	(2.68)	(3.22)
2017	44.97	0.46	6.68	7.14	(0.45)	(3.39)	(3.84)
2016	40.46	0.37	5.06	5.43	(0.36)	(0.56)	(0.92)
Parnassus Mid Cap Growth Fund – Institutional Shares
Six-Month Period Ended June 30, 2021 (unaudited)	61.49	(0.12)	4.86	4.74	-	-	-
2020	50.43	0.05	14.21	14.26	(0.06)	(3.14)	(3.20)
2019	40.52	0.37	11.75	12.12	(1.36)	(0.85)	(2.21)
2018	48.25	0.58	(5.02)	(4.44)	(0.61)	(2.68)	(3.29)
2017	44.95	0.54	6.67	7.21	(0.52)	(3.39)	(3.91)
2016	40.45	0.43	5.06	5.49	(0.43)	(0.56)	(0.99)
Parnassus Fixed Income Fund – Investor Shares
Six-Month Period Ended June 30, 2021 (unaudited)	18.01	0.14	(0.48)	(0.34)	(0.14)	-	(0.14)
2020	17.05	0.29	1.05	1.34	(0.28)	(0.10)	(0.38)
2019	15.92	0.37	1.15	1.52	(0.39)	-	(0.39)
2018	16.54	0.42	(0.61)	(0.19)	(0.43)	-	(0.43)
2017	16.42	0.37	0.14	0.51	(0.39)	-	(0.39)
2016	16.44	0.34	0.06	0.40	(0.36)	(0.06)	(0.42)
Parnassus Fixed Income Fund – Institutional Shares
Six-Month Period Ended June 30, 2021 (unaudited)	18.01	0.13	(0.45)	(0.32)	(0.15)	-	(0.15)
2020	17.04	0.33	1.06	1.39	(0.32)	(0.10)	(0.42)
2019	15.92	0.41	1.14	1.55	(0.43)	-	(0.43)
2018	16.54	0.46	(0.61)	(0.15)	(0.47)	-	(0.47)
2017	16.41	0.41	0.14	0.55	(0.42)	-	(0.42)
2016	16.44	0.38	0.04	0.42	(0.39)	(0.06)	(0.45)

Semiannual Report • 2021

Net Asset Value End of Period	Total Overall Return	Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$61.09	26.32%	$1,579,194	0.71%	0.71%	0.89%	32.20%
48.36	27.72	1,025,590	0.73	0.71	0.96	52.77
38.19	33.57	1,104,181	0.71	0.71	0.97	57.29
28.89	(13.25)	939,280	0.72	0.72	1.25	70.96
37.21	20.03	1,031,525	0.72	0.72	1.12	43.21
33.01	21.68	295,317	0.74	0.74	0.80	34.08

66.12	7.62	901,319	0.82	0.82	(0.54)	12.30
61.44	28.61	860,120	0.83	0.83	(0.05)	82.46
50.47	29.82	803,731	0.84	0.84	0.60	43.61
40.54	(9.73)	685,715	0.85	0.85	1.06	47.26
48.27	16.08	923,262	0.84	0.84	0.96	37.45
44.97	13.46	775,818	0.86	0.86	0.90	41.70

66.23	7.71	245,108	0.67	0.67	(0.40)	12.30
61.49	28.81	218,962	0.68	0.68	0.09	82.46
50.43	29.98	182,443	0.68	0.68	0.76	43.61
40.52	(9.57)	154,445	0.69	0.69	1.21	47.26
48.25	16.25	162,414	0.69	0.69	1.11	37.45
44.95	13.59	78,313	0.71	0.71	1.04	41.70

17.53	(1.91)	238,260	0.76	0.68	1.57	18.22
18.01	7.91	233,496	0.74	0.68	1.61	37.77
17.05	9.63	160,158	0.87	0.68	2.22	53.98
15.92	(1.12)	157,213	0.86	0.68	2.64	46.43
16.54	3.10	182,161	0.82	0.68	2.25	38.48
16.42	2.42	193,440	0.80	0.68	2.04	39.47

17.54	(1.77)	218,957	0.55	0.45	1.81	18.22
18.01	8.19	163,671	0.55	0.45	1.81	37.77
17.04	9.82	69,923	0.45	0.45	2.44	53.98
15.92	(0.89)	58,293	0.45	0.45	2.90	46.43
16.54	3.37	47,365	0.47	0.47	2.46	38.48
16.41	2.55	20,733	0.49	0.49	2.22	39.47

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.84% for the Parnassus Core Equity Fund - Investor Shares, 0.98% for the Parnassus Mid Cap Fund – Investor Shares, 0.94% for the Parnassus Endeavor Fund – Investor Shares, 0.83% for the Parnassus Mid Cap Growth Fund – Investor Shares and 0.68% for the Parnassus Fixed Income Fund – Investor Shares.

(c) Parnassus Investments has contractually limited expenses to an annualized rate of 0.62% for the Parnassus Core Equity Fund - Institutional Shares, 0.75% for the Parnassus Mid Cap Fund – Institutional Shares, 0.71% for the Parnassus Endeavor Fund – Institutional Shares, 0.68% for the Parnassus Mid Cap Growth Fund – Institutional Shares and 0.45% for the Parnassus Fixed Income Fund – Institutional Shares.

Semiannual Report • 2021

Additional Information (unaudited)

Board of Trustees Consideration of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Trustees (the “Trustees”) of the Parnassus Funds trust and the Parnassus Income Funds trust (the “Trusts”) which collectively are known as the Parnassus Funds (the “Funds”), meet in person to review and consider the continuation of any investment advisory agreement. In this regard, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act, (the “Independent Trustees”) met in person on March 24, 2021 and reviewed and re-approved the Trusts’ investment advisory agreements with Parnassus Investments. The Independent Trustees were provided with relevant information by Parnassus Investments, as described below, and were assisted in their evaluation of the investment advisory agreements by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from Parnassus Investments’ management. In addition, the Trustees consider matters bearing on the management of the Funds and other arrangements at regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from Parnassus Investments. Prior to approving the continuation of the investment advisory agreements, the Independent Trustees considered:

•	the nature, extent and quality of the services provided by Parnassus Investments;

•

the degree to which the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund are being managed in accordance with each Fund’s stated investment objective;

•	the investment performance of the each of the Funds;

•	the cost of the services to be provided and profits to be realized by Parnassus Investments from its relationship with each of the Funds;

•	the extent to which economies of scale would be realized as each of the Funds grew and whether fee levels reflect these economies of scale;

•	the expense ratio of each of the Funds; and

•	the manner in which portfolio transactions for the Funds are conducted, including the use of soft dollars.

In considering the nature, extent and quality of the services provided by Parnassus Investments, the Independent Trustees reviewed written and oral reports prepared by Parnassus Investments describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Parnassus Investments to the Funds. The Independent Trustees also considered a written report prepared by Lipper, an independent provider of investment company data, comparing aspects of the portfolio management services provided by Parnassus Investments to similar services provided to a universe of comparable mutual funds (“Universe”). The Independent Trustees considered the experience of senior management and the qualifications, tenure, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Independent Trustees evaluated the ability of Parnassus Investments, based on its financial condition, resources, reputation and other attributes to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Independent Trustees further considered the compliance programs and compliance records of Parnassus Investments. In addition, the Independent Trustees took into account the administrative services provided to the Funds by Parnassus Investments. The Independent Trustees concluded that Parnassus Investments was providing essential services to the Funds.

The Independent Trustees compared the performance of each of the Funds to benchmark indices over various periods of time ending December 31, 2020 and to the Universe of comparable mutual funds as determined by Broadridge. The Independent Trustees noted that the performance for the Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Mid Cap Growth Fund and Parnassus Core Equity Fund were above the median performance of the Universe for all time periods under review. Performance of the Parnassus Fixed Income Fund was below the median performance of the Universe for all time periods under review with the exception of the two-year period. The Independent Trustees concluded that the overall performance of the Funds warranted the continuation of the investment advisory agreements.

Semiannual Report • 2021

Additional Information (unaudited) (continued)

Board of Trustees Consideration of Investment Advisory Agreements (continued)

In concluding that the advisory fees payable by each of the Funds were reasonable, the Independent Trustees reviewed a report of the costs of services provided, and the profits realized, by Parnassus Investments from its relationship with each Fund, and concluded that such profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. The Independent Trustees also reviewed reports comparing each Fund’s expense ratio and the advisory fees paid by each Fund to that of the applicable Universe and concluded that the advisory fee paid by each Fund and each Fund’s expense ratio was within the range of its respective Universe. The Independent Trustees noted that the Funds’ advisory fees were below the median for the Parnassus Mid Cap Fund and Parnassus Mid Cap Growth Fund’s respective Universe, equal to the median for the Parnassus Core Equity Fund and above the median for the Parnassus Endeavor Fund and Parnassus Fixed Income Fund. The Independent Trustees noted that the investment advisory fee for each Fund contained a number of breakpoints in an effort to reflect economies of scale that might be realized as each Fund grew. The Independent Trustees also noted that actual or potential economies of scale will be reasonably shared with the Fund shareholders through these breakpoints, fee waivers and expense reimbursement arrangements applicable to the Funds.

The Independent Trustees reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars. Based on these reports, the Independent Trustees concluded that the research obtained by Parnassus Investments was beneficial to the Funds and that Parnassus Investments was executing each Fund’s portfolio transactions in a manner designed to obtain best execution for the Funds.

Based on their careful consideration of the information and factors described above, the Independent Trustees concluded that the approval of the continuation of the investment advisory agreements for the Trusts was in the best interest of the Funds and their shareholders. The Independent Trustees unanimously approved the continuation of the investment advisory agreements for an additional one-year period.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

Deloitte and Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

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       and account statements at www.parnassus.com/gopaperless

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       the firm that holds your account to inquire about electronic delivery.

1 Market Street, Suite 1600 San Francisco, CA 94105^(800)  999-3505^www.parnassus.com

Item 2: Code of Ethics

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 3: Audit Committee Financial Expert

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 4: Principal Accountant Fees and Services

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics – Not applicable for semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 6, 2021	By: /s/ Benjamin E. Allen
Benjamin E. Allen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 6, 2021

By: /s/ Benjamin E. Allen
Benjamin E. Allen
President

Date: August 6, 2021

By: /s/ Marc C. Mahon
Marc C. Mahon
Principal Financial Officer